UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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(Name of Registrant as Specified In Its Charter)

ING EQUITY TRUST ING FUNDS TRUST ING INVESTMENT FUNDS, INC. ING MAYFLOWER TRUST ING MUTUAL FUNDS ING SENIOR INCOME FUND
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING RETAIL FUNDS PROXY STATEMENT- 2007 (6).DOC

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

September 4, 2007

Dear Shareholder:

On behalf of the Boards of Directors/Trustees (the “Board”) of the ING Funds (the “Funds”), I invite you to a Special Meeting of shareholders (“Special Meeting”) to be held at 10:00 a.m., local time, on October 25, 2007, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Funds and to you as a shareholder.

At the Special Meeting, shareholders of each Fund will be asked to approve the election of eleven nominees to the Board. Shareholders of certain Funds will be asked to approve: (1) a “Manager-of-Managers” arrangement for the affected Funds; and (2) the conversion of the affected Funds’ investment objectives from fundamental to non-fundamental. Shareholders of ING GNMA Income Fund, a series of ING Funds Trust, will be asked to approve modifications to the Fund’s investment restrictions governing borrowing money and making loans. Finally, shareholders of each of the Funds in ING Equity Trust will be asked to approve an amendment to ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board unanimously approved the Proposal(s), which have been made for each Fund and recommends that shareholders vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote. It is important that your vote be received no later than October 24, 2007.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews

President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

TO BE HELD ON OCTOBER 25, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (“Special Meeting”) of the ING Funds in the Companies named above (the “Funds”), is scheduled for October 25, 2007, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, you will be asked to consider and approve the following Proposals:

For Shareholders of all Funds:

I. To approve the election of eleven nominees to the Boards of Directors/Trustees (“Board”) of the Funds.

For Shareholders of certain Funds:

2. To approve a “Manager-of-Managers” arrangement for the affected Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3. To approve the conversion of the affected Funds’ investment objectives from fundamental to non-fundamental.

For Shareholders of the ING GNMA Income Fund, a series of ING Funds Trust:

4. To approve modifications to ING GNMA Income Fund’s fundamental investment restriction governing borrowing.

5. To approve modifications to ING GNMA Income Fund’s fundamental investment restriction regarding lending.

For Shareholders of each of the Funds in ING Equity Trust:

6. To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

For Shareholders of all Funds:

7. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on July 27, 2007 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY BALLOT(S), so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to your Fund(s) or by voting in person at the Special Meeting.

By Order of the Board,

Huey P. Falgout, Jr.
Secretary

Dated: September 4, 2007

PROXY STATEMENT

SEPTEMBER 4, 2007

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

*ING Equity Trust

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING LargeCap Growth Fund

ING Large Cap Value Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

*ING Funds Trust

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Institutional Prime Money Market Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

*ING Investment Funds, Inc.

ING MagnaCap Fund

*ING Mayflower Trust

ING International Value Fund

*ING Mutual Funds

ING Disciplined International SmallCap Fund

ING Diversified International Fund

ING Emerging Countries Fund

ING Emerging Markets Fixed Income Fund

ING Foreign Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Growth Opportunities Fund

ING International Equity Dividend Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

*ING Senior Income Fund

ING Senior Income Fund

*Each of these entities is registered with the U.S. Securities and Exchange Commission as a management investment company and is referred to herein as a “Company,” and each entity listed thereunder is referred to as a “Fund.”

September 4, 2007

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for October 25, 2007

Why is the Special Meeting Being Held?

The Board of Directors(2) (the “Board”) of each Company is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot(s) on or about September 4, 2007 to the Funds’ shareholders of record, as of July 27, 2007 (the “Record Date”). At the Special Meeting, shareholders of each Fund will be asked to approve the election of eleven nominees to the Board. It has been several years since a meeting of shareholders was held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting in order to elect the full slate of Board nominees. In addition, several operational and corporate measures are submitted for approval.

Shareholders of certain Funds will be asked to approve: (1) a “Manager-of-Managers” arrangement for the affected Funds; and (2) the conversion of the affected Funds’ investment objectives from fundamental to non-fundamental. Shareholders of the ING GNMA Income Fund will be asked to approve modifications to the Fund’s investment restrictions governing borrowing money and making loans. Shareholders of each of the Funds in ING Equity Trust will be asked to approve an amendment to ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board. Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Which Proposal(s) apply to my Fund(s)?

The following table identifies each Proposal to be presented at the Special Meeting of shareholders and the Funds whose shareholders the Board is soliciting with respect to that Proposal:

PROPOSAL	AFFECTED FUND
1. To approve the election of eleven nominees to the Board.	All Funds

2. To approve a “Manager-of-Managers” arrangement for certain Funds to permit the investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

ING Equity Trust
ING Financial Services Fund
ING Fundamental Research Fund
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Principal Protection Fund IV
ING Principal Protection Fund V
ING Principal Protection Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING Value Choice Fund

(1)   For ease of reference, the term "Director" shall hereinafter be used to refer to both Directors and Trustees, unless the context requires otherwise.

ING Funds Trust ING Classic Money Market Fund ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

ING Investment Funds, Inc. ING MagnaCap Fund

ING Mayflower Trust ING International Value Fund

ING Mutual Funds ING Global Equity Dividend Fund ING Global Real Estate Fund ING International Growth Opportunities Fund ING Russia Fund

3. To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

ING Equity Trust
ING Financial Services Fund
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Real Estate Fund

ING Funds Trust ING GNMA Income Fund

ING Investment Funds, Inc. ING MagnaCap Fund

ING Mayflower Trust ING International Value Fund

ING Mutual Funds ING Emerging Countries Fund ING International Growth Opportunities Fund ING International SmallCap Fund ING Russia Fund

ING Senior Income Fund ING Senior Income Fund

4. To approve modifications to ING GNMA Income Fund’s fundamental investment restriction governing borrowing.	ING GNMA Income Fund

5. To approve modifications to ING GNMA Income Fund’s fundamental investment restriction regarding lending.	ING GNMA Income Fund

6. To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.	Each Fund of ING Equity Trust

7. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.	All Funds

All shareholders of each Company will vote as a group on Proposal 1. All shareholders of the Funds of ING Equity Trust will vote as a group on Proposal 6. All shareholders of each Fund will vote separately on Proposals 2, 3, 4, 5 and 7, as applicable.

Why did you send me this booklet?

This booklet includes a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials – the Proxy Statement, the Notice, and one Proxy Ballot for each Fund you own — because you have the right to vote on these important Proposal(s) concerning your Fund(s).

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of each Fund’s shareholders.

Who is eligible to vote?

Shareholders of record who owned shares in a Fund as of the close of business on July 27, 2007 are eligible to vote. Appendix A sets forth the number of shares outstanding for each Fund as of the Record Date.

As of July 27, 2007, no person owned beneficially more than 5% of any class of a Fund, except as set forth in Appendix B. To the best of each Fund’s knowledge, as of July 27, 2007, no Director owned beneficially more than 1% of any class of a Fund.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot(s) promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot(s). These options require shareholders to input a control number, which is located on your Proxy Ballot(s). After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal(s). Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot(s). The Funds’ shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot(s) originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at (866) 435-8096.

Who will assist in soliciting proxies?

The Companies have retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $1,863,000. As the date of the Special Meeting approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from the Funds’ shareholders. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative subsequently has the responsibility to explain the process, read the Proposal(s) on the Proxy Ballot(s), and ask for the shareholder’s instructions on the Proposal(s). Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot(s). Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote, and the shareholder will be asked to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 435-8096. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments, LLC (“ING Investments” or “Advisor”) or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on October 25, 2007, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Additional information about each Fund is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. Copies of each Fund’s annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of those reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each applicable Proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

What is the Proposal?

At a July 12, 2007 Board meeting, the Board nominated eleven individuals for election to the Board (“Nominees”). Shareholders are asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified. It has been several years since a meeting of shareholders was held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting to elect the Nominees.

All of the Nominees, except Peter S. Drotch, currently serve as Directors of the Companies or of other funds in the ING Funds Complex. Shareholder approval is required in order to elect the full slate of Nominees because of the technical requirements of the federal securities laws. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders. Nominees who do not currently serve as Directors of the Funds cannot be appointed as Directors by the current Board because the Funds would not meet this standard. Each Nominee has consented to serve, or to continue to serve, as a Director if elected by the Funds’ shareholders. Information about each Nominee is set forth below.

What is the required vote?

With respect to ING Mutual Funds, the affirmative vote of a majority of the shares of the Company entitled to vote, acting at the Special Meeting, is required to approve the election of each Nominee to the Board.

With respect to ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, and ING Senior Income Fund, the affirmative vote of a plurality of the shares of each Company voted at the Special Meeting is required to approve the election of each Nominee to the Board.

Who are the Nominees?

For election of Directors at the Special Meeting, the Board has approved the nomination of:

Colleen D. Baldwin

John V. Boyer

Patricia W. Chadwick

Robert W. Crispin

Peter S. Drotch

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Sheryl K. Pressler

David W.C. Putnam

Roger B. Vincent

The persons named as proxies on the enclosed Proxy Ballot will vote for election of each of these Nominees. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the

Funds’ current Directors may recommend or the Board may reduce the number of Directors as provided for in the Funds’ respective charters and bylaws.

No Director or Nominee is a party adverse to the Funds or any of their affiliates in any material pending legal proceeding, nor does any Director or Nominee have an interest materially adverse to the Funds.

The following table sets forth information concerning the Nominees. The address for each Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director
Independent Directors

Colleen D. Baldwin Age: 47	Director	May 2007 - Present	Consultant (January 2005 to Present). Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 – January 2002)	171	None

John V. Boyer Age: 54	Director	November 1997 - Present	Consultant (July 2007 – Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and. Executive Director, The Mark Twain House & Museum (3) (September 1989 - November 2005).	178	None

Patricia W. Chadwick Age: 59	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	178	Wisconsin Energy (June 2006 – Present).

Peter S. Drotch Age: 65	Director	N/A	Independent Compliance Consultant, MFS Asset Management and Allianz/PIMCO (January 2000 to Present).	170	Tufts Health Plan (2006-Present); University of Connecticut (2004 – Present); and First Marblehead Corporation (2003 – Present).

J. Michael Earley Age: 62	Director	January 1997 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	178	MidAmerica Financial Corporation (December 2002 – Present)

Patrick W. Kenny Age: 64	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	178	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Sheryl K. Pressler Age: 56	Director	January 2006 - Present	Consultant (May 2001 – Present).	178	Stillwater Mining Company (May 2002 – Present); California HealthCare

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director
					Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam Age: 67	Director	October 1999 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	178	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent Age: 62	Chairman and Director	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	178	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Directors who are “Interested Persons”

Robert W. Crispin(4) Age 61	Director	July 2007 - Present	Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001-Present)	171

ING Life Insurance and Annuity Company (May 2006 – Present); ING USA Annuity and Life Insurance Company (May 2006 – Present); Midwestern United Life Insurance Company (May 2006 – Present); ReliaStar Life Insurance Company (May 2006 – Present); Security Life of Denver Insurance Company (May 2006 – Present); Belair Insurance Company Inc. (August 2005 – Present); The Nordic Insurance Company of Canada (February 2005 – Present); Trafalgar Insurance Company of Canada (February 2005 – Present); ING Novex Insurance Company of Canada (February 2005 – Present); Allianz Insurance Company of Canada (February 2005 – Present); ING Canada Inc. (December 2004 – Present); and ING Foundation (March 2004 – Present).

Shaun P. Mathews(3)(4) Age: 52	Director	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS	178	The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director
(April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).

Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

(1)          For Directors who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)          For the the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc. The number of Funds in the ING Fund Complex is as of July 31, 2007.

(3)          Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. and affiliates have made charitable contributions to The Mark Twain House & Museum.

(4)          Messrs. Crispin and Mathews are deemed “interested persons” of the Companies, as defined in the 1940 Act, because of their relationship with ING Groep N.V., the parent corporation of the Adviser of the Funds, ING Investments, LLC, and the Distributor, ING Funds Distributor, LLC.

How long will the Nominees serve on the Board?

Directors serve until their successors are elected and qualified, subject to the Board’s retirement policy, which states that each duly elected or appointed Director that is not an “interested person” of a Fund, as defined in the 1940 Act (“Independent Directors”), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board held (a) if the Director qualifies for a retirement benefit as provided in the Board’s retirement policy after the Director reaches the age of 70; or (b) if the Director does not qualify for the retirement benefit, after the Director reaches the age of 72 or has served as a Director for 15 years, whichever occurs first; provided, that the 15-year term limit applies only to persons who join the board on or after May 9, 2007. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of a Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Nominees own shares of the Funds or the investment advisers?

To the best of each of the Fund’s knowledge, as of the Record Date, no Nominee owned 1% or more of the outstanding shares of any class of shares of the Funds, and the Nominees owned, as a group, less than 1% of the shares of each class of each of the Funds.

The following table sets forth information regarding the dollar range of equity securities of each of the Companies and other investment companies within the ING family of investment companies beneficially owned by each Nominee as of December 31, 2006.

	Dollar Range of Equity Securities in each Company						Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Director	ING Equity Trust	ING Funds Trust	ING Investment Funds, Inc.	ING Mayflower Trust	ING Mutual Funds	ING Senior Income Fund
Independent Directors
Colleen D. Baldwin	None	None	None	None	None	None	None
John V. Boyer	None	None	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	Over $100,000	None	Over $100,000
Peter S. Drotch	None	None	None	None	None	None	None
J. Michael Earley	None	None	None	None	None	None	$50,001 - $100,000
Patrick W. Kenny	None	None	None	None	$10,001- $50,000	None	$10,001 - $50,000
Sheryl K. Pressler	None	None	None	None	None	None	None
David W. C. Putnam	None	None	None	None	None	None	Over $100,000
Roger B. Vincent	Over $100,000	$10,001- $50,000	None	None	None	None	Over $100,000

Directors who are “Interested Persons”
Robert W. Crispin	None	None	None	None	None	None	None
Shaun P. Mathews	None	$10,001- $50,000	None	None	None	None	$10,001 - $50,000

As of December 31, 2006, none of the Nominees who are Independent Directors or their immediate family members owned any shares of the Funds’ investment advisers or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies).

What factors did the Board consider in selecting the Nominees?

The Nominating Committee recommended each Nominee (nine of whom would be Independent Directors) to the Board. The Board and its Nominating and Governance Committee met to discuss Board candidates and, after due consideration, determined to recommend to shareholders the election of the Nominees listed above. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees.

If elected by shareholders on the currently scheduled date of the Special Meeting, the term of the Nominees of the Funds would begin on October 25, 2007.

Are there Directors that currently serve on the Board that are not Nominees?

John G. Turner and R. Barbara Gitenstein currently serve as Directors of the Companies but are not being considered for election to the Board. Mr. Turner and Dr. Gitenstein expect to retire on or about October 25, 2007 and September 10, 2007, respectively.

What are the Committees of the Board?

Effective May 10, 2007, changes were made to the Board’s Committee structure. In particular, the Committee memberships changed on that date, and these changes are reflected in the discussion of the Committees that is set out below. In addition, prior to May, 2007, the Board had a Valuation, Proxy and Brokerage Committee. Effective May 10, 2007, the functions of the Valuation, Proxy and Brokerage Committee and the Compliance Committee were combined. The Compliance Committee was the surviving Committee, and now oversees valuation, proxy and brokerage matters, as well as compliance issues. We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007. Prior to that date, Jock Patton served as the Chairman of the Board. Mr. Patton retired from the Board on June 30, 2007.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings, when necessary. The Executive Committee currently consists of three (3) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act. The following Directors currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Turner, Boyer and Vincent. Mr. Vincent, Chairman of the Board, serves as Chairperson of the Executive Committee.

Prior to May 10, 2007, the Executive Committee consisted of two (2) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, of the Funds. During the period prior to May 10, 2007 the following Directors served as members of the Executive Committee: Messrs. Turner, Vincent and Patton. Mr. Patton served as Chairperson of the Executive Committee.

The Executive Committee did not hold any meetings over the period ended June 30, 2007(2).

Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is attached as Appendix G. The Audit Committee’s functions include, among others, to meet with the independent registered public accounting firm of the Companies to review the scope of the Companies’ audits, their financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Directors. The following Directors currently serve as members of the Audit Committee: Messrs. Earley, and Putnam, Ms. Chadwick and Dr. Gitenstein. Mr. Earley currently serves

(2)   Many of the Companies have different fiscal year periods.  For ease of presenting the information, the period of July 1, 2006 through June 30, 2007 is presented for each Committee.

as Chairperson of the Audit Committee and also has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

Prior to May 10, 2007, the following Directors served as members of the Audit Committee: Messrs. Earley, Kenny, Vincent, and Putnam and Ms. Pressler. During the period prior to May 10, 2007, Mr. Earley served as Chairperson of the Audit Committee, and Mr. Kenny was designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held seven (7) meetings during the period ended June 30, 2007.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds. The Compliance Committee facilitates the information flow among Directors and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other fund boards in the ING Funds Complex; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee. As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by a Fund for which market value quotations are not readily available; overseeing management’s administration of each Fund’s brokerage; overseeing the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions); and overseeing management’s administration of proxy voting..

The Compliance Committee currently consists of four (4) Independent Directors: Messrs. Boyer, Kenny, Vincent and Ms. Pressler. Mr. Kenny serves as Chairperson of the Compliance Committee.

Prior to May 10, 2007, the Compliance Committee consisted of five (5) Independent Directors: Messrs. Boyer, Earley, Putnam, Kenny and Patton. Mr. Kenny served as Chairperson of the Compliance Committee during the period prior to May 10, 2007.

The Compliance Committee held five (5) meetings during the period ended June 30, 2007.

Valuation, Proxy and Brokerage Committee. As is discussed above, prior to May 10, 2007 the Board had established and in place a Valuation, Proxy and Brokerage Committee. On that date, the Board’s Committees were reconstituted and the functions of the Valuation, Proxy and Brokerage Committee were combined with that of the Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee. The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and Brokerage Committee.

Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee functions included, among others: reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available; overseeing management’s administration of proxy voting; overseeing the effectiveness of the investment advisers’ usage of the respective Companies’ brokerage; and overseeing the investment adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions). The Valuation, Proxy and Brokerage Committee consisted of four (4) Independent Directors. The following Directors served as members of the Valuation, Proxy and Brokerage Committee: Dr. Gitenstein and Ms. Chadwick, Messrs. Boyer and Patton. Ms. Chadwick served as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Valuation, Proxy and Brokerage Committee held five (5) meetings prior to being combined with the Compliance Committee on May 10, 2007.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Directors vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Director should be submitted in writing to the Funds’ Secretary. Any such shareholder nomination should include at a minimum, the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the U.S. Securities and Exchange Commission (“SEC”).

The Nominating and Governance Committee operates pursuant to a charter approved by the Board, a copy of which is attached as Appendix H. The Nominating and Governance Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein, Ms. Chadwick and Messrs. Boyer, Kenny, and Vincent. Mr. Boyer serves as Chairperson of the Nominating and Governance Committee.

Prior to May 10, 2007, the membership of the Nominating and Governance Committee consisted of four (4) Independent Directors. The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein and Messrs. Kenny, Patton and Vincent. During the period prior to May 10, 2007, Dr. Gitenstein served as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meetings, during the period ended June 30, 2007.

Investment Review Committees. The Board has established two Investment Review Committees to, among others things, monitor the investment performance of the Funds and make recommendations to the Board with respect to the Funds.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person” of the Funds, as defined in the 1940 Act. The following Directors serve as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick, Dr. Gitenstein and Messrs. Earley, Putnam and Turner. Ms Chadwick serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

Prior to May 10, 2007, the Investment Review Committee for the Domestic Equity Funds was comprised of (5) Independent Directors and one (1) Director who is an “interested person” of the Funds, as defined in the 1940 Act. During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent served as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the period ended June 30, 2007.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Directors. The following Directors serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Messrs. Boyer, Kenny and Vincent. Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

Prior to May 10, 2007, the Investment Review Committee for the International/Balanced/Fixed Income Funds consisted of four (4) Independent Directors. During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer served as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held nine (9) meetings during the period ended June 30, 2007.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee include, among other things: (1) identifying the scope and format of information to be provided by service providers in connection with contract renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Putnam, and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.

Prior to May 10, 2007, the Contracts Committee consisted of six (6) Independent Directors. The following Directors served as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and Kenny. During the period prior to May 10, 2007, Ms. Pressler served as Chairperson of the Contracts Committee.

The Contracts Committee held seven (7) meetings during the period ended June 30, 2007.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committees meet six (6) times per year; the Contracts Committee meets seven (7) times per year; and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed above operates pursuant to a Charter approved by the Board. No Director attended less than 75% of the Funds’ Board meetings or meetings of the Committees on which a Director served.

What are the Directors paid for their services?

A new compensation policy went into effect July 1, 2007. Pursuant to this policy, each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Further, each Independent Director is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings. Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

Each Fund pays to each Independent Director of a Fund a pro rata share of an annual retainer of $200,000. Each Fund also pays a pro rata portion of the following fees: (i) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (ii) Mses. Chadwick and Pressler and Messrs, Earley, Boyer(3) and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $40,000, $60,000, $30,000, $50,000 and $30,000, respectively; and (iii) the Directors’ out-of-pocket expenses for attendance at Board meetings. The pro rata share paid by each Fund is based on each Fund’s average net assets, computed as a percentage of the average net assets of all the funds managed by the advisers or its affiliate, Directed Services, LLC for which the Directors serve in common as Directors.

(3)   Mr. Boyer receives an annual retainer of $40,000 for his services as the Chairperson of the Investment Review Committee – International/Balanced/ Fixed Income, and he may receive up to $10,000 for his services as the Chairperson of the Nominating and Governance Committee. The $2,500 retainer payable to Mr. Boyer each quarter for his services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

Prior to July 1, 2007, each Director was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Independent Director was compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

Prior to July 1, 2007, each Fund paid each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of Committees of the Board, each received an additional annual retainer of $10,000, $15,000, $20,000, $20,000, $10,000, $20,000, and $10,000, respectively. Mr. Patton, as Chairperson of the Board, received an additional annual retainer of $30,000); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board received an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund was based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate, Directed Services, LLC, for which the Directors served in common as Directors.

The following table sets forth information for the various 2007 and 2006 fiscal years of the Companies provided by the Funds’ investment adviser, ING Investments, regarding compensation of the Directors by each Fund and other funds managed by the adviser and its affiliates for each Companies’ fiscal year end. Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Companies or any other funds managed by the adviser or its affiliates.

COMPENSATION TABLE(1) (2) (3)

Name of Director(4)	Aggregate Compensation from ING Equity Trust (5/31/07)	Aggregate Compensation from ING Funds Trust (3/31/07)	Aggregate Compensation from ING Investment Funds, Inc. (5/31/07)	Aggregate Compensation from ING Mayflower Trust (10/31/06)	Aggregate Compensation from ING Mutual Funds (10/31/06)	Aggregate Compensation from ING Senior Income Fund (2/28/07)	Total Compensation From Fund Complex Paid to Directors(5) (6)
Colleen D. Baldwin	$1,205.14	N/A	124.12	N/A	N/A	N/A	29,552.18
John V. Boyer	$9,085.46	$8,412.22	$102,058.88	$13,306.70	$7,758.60	$7,176.31	$206,401.10
Patricia W. Chadwick	$7,290.51	$6,078.70	$10,353.23	$6,779.92	$4,362.10	$5,276.16	$166,098.90
Robert W. Crispin(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	$8,061.57	$6,752.32	$10,814.21	$10,517.65	$5,948.77	$5,622.54	$185,000.00
Patrick W. Kenny(7)	$7,882.56	$6,735.52	$5,504.70	$10,993.56	$6,347.05	$5,937.01	$179,562.50
Shaun Mathews(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(7)	$7,913.41	$7,167.64	$1,962.04	$7,580.06	$4,908.14	$5,684.15	$181,500.00
David W.C. Putnam	$6,597.52	$5,991.86	$2,161.40	$9,119.67	$5,212.38	$5,012.82	$152,000.00
Roger B. Vincent(7)	$8,546.72	$8,061.48	N/A	$14,498.91	$8,338.01	$7,474.63	$193,750.00

(1) The aggregate compensation paid to each Director by a Company is as of the most recently completed fiscal year end of that particular Company.

(2) The Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.

(3) None of the Directors have accrued pension or retirement benefits as part of Fund expenses.

(4) Each of the Directors, except Messrs. Crispin, Drotch and Mathews and Ms. Baldwin, hold 17 Directorships in the ING Funds Complex. Mr. Mathews currently holds seven Directorships. Ms. Baldwin and Ms. Crispin currently hold one Directorship. Mr. Drotch currently does not hold any Directorships in the ING Funds Complex.

(5) Represents compensation from 178 funds (total in complex as of July 31, 2007).

(6) Director compensation includes compensation paid by funds that are not discussed in this Proxy Statement.

(7) During the year ended July 31, 2007, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $52,250, $51,800 and $53,250, respectively, of their compensation from the Fund Complex.

(8) “Interested person,” as defined in the 1940 Act, of the Companies because of the affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Funds Distributor. Officers and Directors who are interested persons do not receive any compensation from the Funds.

Are Directors required to attend the Special Meeting?

The Funds do not have a formal policy regarding Director attendance at the Funds’ shareholder meetings.

Who are the Officers of the Funds?

The Funds’ officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of each Fund. The address for the officers, except Stanley D. Vyner, of each Fund is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The address for Mr. Vyner is 230 Park Avenue, New York, New York 10169.

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews(5) Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner Age: 57	Executive Vice President	July 1996 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Michael J. Roland Age: 49	Executive Vice President	February 2002 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Joseph M. O’Donnell Age: 52	Executive Vice President and Chief Compliance Officer	August 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 – September 2002).

Kimberly A. Anderson Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca Age: 38	Senior Vice President	May 2006 - Present

Senior Vice President, ING Investments, LLC(2) (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris Age: 37	Senior Vice President	May 2006 - Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov Age: 39	Vice President and Treasurer	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Lauren D. Bensinger Age: 53	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments LLC (2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson Age: 49	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Kimberly K. Palmer Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Denise Lewis Age: 43	Vice President	January 2007 - Present

Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Susan P. Kinens Age: 30	Assistant Vice President	January 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. Age: 43	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel, AIG American General (January 1999 – November 2002).

Theresa K. Kelety Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)          The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified. For officers who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)          Directed Services, LLC is the successor in interest to Directed Services, Inc.

What are the Officers paid for their services?

The Funds do not pay their officers for the services they provide to the Funds. Instead, the officers, who are also officers or employees of the investment advisers or their affiliates, are compensated by the investment advisers or their affiliates.

What is the Board’s recommendation on the proposal?

The Board unanimously recommends that shareholders vote “FOR” the election of each of the Nominees to the Board subject to their terms commencing and continuing as described above. If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

Who is the Funds’ Independent Public Accountant?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent auditor for each Company. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Companies for the fiscal year ending in May 2008.

The following tables show the aggregate fees paid to KPMG for professional audit services during the Companies’ past two most recent fiscal periods as well as fees billed for other services rendered by KPMG to the Companies.

Fiscal years ended in 2007 and 2006:

Company/FYE	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
ING Equity Trust (5/31/07)	$444,327	$561,378	$118,270	—
ING Funds Trust (3/31/07)	$104,000	$88,288	$12,060	—
ING Investment Funds, Inc. (5/31/07)	$18,673	$71,575	$4,997	—
ING Mayflower Trust (10/31/06)	$201,711	—	$5,010	—
ING Mutual Funds (10/31/06)	$163,064	—	$67,620	—
ING Senior Income Fund (2/28/07)	$68,750	$3,487	$11,928	—

Fiscal years ended in 2006 and 2005:

Company/FYE	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
ING Equity Trust (5/31/06)	$598,759	$40,093	$136,071	—
ING Funds Trust (3/31/06)	$83,750	$9,500	$18,030	—
ING Investment Funds, Inc. (5/31/06)	$43,752	$2,284	$5,970	—
ING Mayflower Trust (10/31/05)	$125,478	—	$882	—
ING Mutual Funds (10/31/05)	$62,772	—	$8,866	—
ING Senior Income Fund (2/28/06)	$62,511	__	$24,060	__

(1)  Audit fees consist of fees billed for professional services rendered for the audit of the Funds of each Company’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)  Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds of each Companies’  consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)  All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Funds of each Company, the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds was $901,328 and $234,850 for Funds with fiscal years ended February 28, 2007 and February 28, 2006, respectively; $963,560 and $359,654 for Funds with fiscal years ended March 31, 2007 and March 31, 2006, respectively; $223,267 and $695,319 for Funds with fiscal years ended May 31, 2007 and May 31, 2006, respectively; and $292,658 and $280,950 for Funds with fiscal year ended October 31, 2006 and October 31, 2005, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Companies by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Companies provided by KPMG to the investment adviser or any affiliate thereof that provides ongoing services to the Companies (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Companies, the investment advisers and all entities controlling, controlled by, or under common control with the advisers that provide services to the Companies is compatible with maintaining the independence of KPMG.

KPMG has advised the Companies that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Companies. Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

PROPOSAL TWO

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR CERTAIN FUNDS TO PERMIT THEIR RESPECTIVE COMPANIES TO ENTER INTO, OR MATERIALLY AMEND, THE RESPECTIVE SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

What is Proposal Two?

At the Board’s July 12, 2007 meeting, the Board approved a Manager-of-Managers arrangement for some of the Funds and voted to recommend their approval to the Funds’ shareholders. ING Investments currently provides investment management services to the Funds pursuant to an investment management agreement between the Adviser and the Funds (“Investment Management Agreement”). The list of Funds for which we seek shareholder approval to operate as Manager-of-Manager Funds is included as Appendix C. Subject to the supervision and approval of the Board and approval of the Funds’ shareholders, the Adviser is responsible for managing the assets of the Funds and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Funds. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser. For each Fund, the Adviser has delegated direct portfolio manager responsibilities to a sub-adviser. For some Funds, the sub-adviser is an affiliate of the Adviser; for other Funds, the sub-adviser is not an affiliate of the Adviser.

Under the Investment Management Agreement, the Adviser monitors the investment programs of the sub-advisers to the Funds, reviews all data and financial reports prepared by the sub-advisers, establishes and maintains communications with the sub-advisers, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Funds, the Adviser also oversees and monitors the performance of the Funds’ sub-advisers and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a Fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a Fund’s shareholders under the 1940 Act. The SEC has issued an exemptive order (the “Order”) permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund. The Funds can operate as Manager-of-Managers Funds in reliance upon the Order only if, among other things, the Funds’ shareholders have approved the Manager-of-Managers arrangement.

Shareholders of the Funds are therefore being asked to approve operation of the Funds as Manager-of-Managers Funds. If Proposal Two is approved, the Adviser will be permitted to enter into sub-advisory agreements with respect to the Funds, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without such sub-advisory agreements being approved by the Funds’ shareholders. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Funds complex.

Who is the Fund’s Adviser?

ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Strawinkylaan 2631, 107722 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments, an investment adviser registered with the SEC, began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. As of June 30, 2007, ING Investments managed approximately $54.6 billion in registered investment company assets. See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Order permitting the Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Funds and the Adviser anticipate that this relief would benefit shareholders to the extent that it will give the Funds and the Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Funds will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an “affiliated person,” as defined in the 1940 Act, of the Funds or the Adviser, other than by reason of serving as a sub-adviser to the Funds (“Affiliated Sub-Adviser”). In addition, the Board and the Adviser would not be able to materially amend the Investment Management Agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits the Funds to disclose in their respective registration statements the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with the Adviser. Despite this relief, the funds in the ING Funds Complex have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Funds and the Adviser anticipate relying on the new rule and may no longer operate under the Order, and a vote here under the Order will be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule. As of the date of this Proxy Statement, the proposed rule has not been adopted.

The Manager-of-Managers arrangement will enable the Funds to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Funds, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Order?

Under the terms of the Order, the Funds and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Funds may implement the arrangement described above permitting the Adviser to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers. In addition, under the terms of the Order, the Funds must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser. However, if the Adviser chooses to rely on any subsequent SEC rules, to obtain exemptive relief, or to rely on relief obtained by an affiliate, the Adviser may be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Funds’ shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. In connection with the provisions of the Order that provide an exemption from the disclosure requirement of sub-adviser compensation, the Order also requires the Adviser to provide the Board, no less frequently than quarterly, information regarding the Adviser’s profitability on a per Fund basis, which reflects the impact on the Adviser’s profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

What is the required vote?

Approval of Proposal Two by each affected Fund’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve Proposal Two?

If shareholders of a Fund do not approve the Manager-of-Managers arrangement with respect to that Fund, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

What are the factors considered by the Board?

In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to the Funds’ shareholders, the Board, including the Independent Directors, considered certain information and representations provided by the Adviser. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. At the July 12, 2007 meeting, the Board voted to submit Proposal Two to the Funds’ shareholders.

After carefully considering each Fund’s contractual arrangement under which ING Investments been engaged as an investment adviser, and the Adviser’s experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to the Adviser. When engaging sub-advisers and entering into sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by the Adviser and not by the Funds. Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser. The fees paid by the Funds to the Adviser and the fees paid by the Adviser to the sub-advisers are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to the Adviser by the Funds would continue to require shareholder approval. If shareholders approve Proposal Two, the Adviser, pursuant to its Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as the Adviser is currently providing.

The Board concluded that it is appropriate and in the best interests of the Funds’ shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, a Company must call and hold a shareholder meeting of a Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. In addition, if a sub-adviser to a Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with the Adviser, the Company currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund or no change to the services provided to a Fund. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, the Adviser and the Funds would be able to act more quickly to appoint a sub-adviser with less expense when the Board and the Adviser believe that the appointment would benefit the Funds.

What is the recommendation of the Board?

Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the affected Funds and their shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007, meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend their approval to shareholders of the affected Funds.

PROPOSAL THREE

APPROVAL OF THE CONVERSION OF CERTAIN FUNDS’ INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

What is Proposal Three?

At the Board meeting held on July 12, 2007, the Board authorized changing the investment objective of each Fund that has an investment objective that is “fundamental” to “non-fundamental.”  Because the Funds’ investment objectives are fundamental policies, any change in the investment objectives requires shareholder approval. A list of the Funds that currently have fundamental investment objectives are included as Appendix E.

If each Fund’s shareholders approve this proposal, each Fund’s investment objective would be a non-fundamental policy. This means that in the future, each Fund’s investment objective may be modified without shareholder approval. Changes in non-fundamental policies, however, are still subject to approval by the Board. This proposal is being submitted to shareholders for approval, because converting a Fund’s investment objectives from fundamental to non-fundamental will give Management and the Board greater flexibility to make changes to any Fund’s investment objective they deem appropriate to address changing market conditions or Fund performance issues, while saving the Fund the cost of a proxy solicitation.

Will approval of the Proposal change the Funds’ investment objectives?

The substance of each Fund’s investment objective will not change. If the Proposal is approved by shareholders, in the future, each Fund will provide shareholders with at least 60 days prior notice of any change to its investment objective.

What is the required vote?

Approval of Proposal Three by each affected Fund’s shareholders requires an affirmative vote of the lesser of; (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund

What happens if shareholders do not approve Proposal Three?

If a Fund’s shareholders do not approve Proposal Three, that Fund’s investment objective will continue to be fundamental, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Three is in the best interests of each affected Fund and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007 meeting, unanimously approved Proposal Three. The Board is recommending that shareholders vote “FOR” the proposal to convert each affected Fund’s investment objective from fundamental to non-fundamental.

PROPOSAL FOUR

APPROVAL TO MODIFY ING GNMA INCOME FUND’S FUNDAMENTAL INVESTMENT RESTRICTION GOVERNING ITS ABILITY TO BORROW MONEY

What is Proposal Four?

The 1940 Act requires a mutual fund to establish and disclose its policy governing the fund’s ability to borrow money. Further, the 1940 Act establishes certain limits on amounts that a mutual fund may borrow, as well as the parties from which it is permitted to borrow. At the Board meeting on July 12, 2007, the Board authorized a change in ING GNMA Income Fund’s fundamental investment restriction governing its ability to borrow money. The Fund’s current investment restriction governing borrowing is more restrictive than is required under the 1940 Act, in that it does not permit borrowing.

ING GNMA Income Fund’s investment restriction governing borrowing is fundamental and can only be changed with the approval of its shareholders. At the Special Meeting, shareholders will be asked to modify the investment restriction governing borrowing money to permit the Fund to borrow to the extent permitted under the 1940 Act.

What is the proposed modification for ING GNMA Income Fund’s fundamental investment restrictions governing borrowing?

The Fund’s current investment restriction governing borrowing states that the Fund may not borrow money. If approved by the Fund’s shareholders, the Fund’s investment restriction governing borrowing will be changed to:

The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

Why should ING GNMA Income Fund’s investment restriction regarding borrowing be modified?

Under the 1940 Act, a mutual fund is permitted to borrow from banks, provided that it maintains 300% asset coverage for all such borrowings. This means that a mutual fund may borrow in amounts not exceeding 33 1/3% of the fund’s total assets (including amounts borrowed) less liabilities (other than borrowings). The 1940 Act further provides that any borrowings that exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund’s current investment restriction governing borrowing does not permit the Fund to borrow. This investment restriction is more restrictive than the investment restriction regarding borrowing of other funds in the ING Funds Complex. As a result, ING GNMA Income Fund may not participate in the line of credit available to other funds in the ING Funds Complex, which is used by those funds primarily to meet temporary cash needs, such as those caused by redemptions. This means that ING GNMA Income Fund is limited in the methods it may use to meet redemptions and may have to liquidate portfolio securities at a time the portfolio manager may prefer not to do so.

The proposed modification of the Fund’s fundamental restrictions governing borrowing would afford the Fund the maximum flexibility allowed under the 1940 Act. In addition, modifying the Fund’s investment restriction, as set out above, would conform the Fund’s policy on borrowing with the standard fundamental borrowing limitation adopted for most funds in the ING Funds Complex. It is also important to note that these changes are not intended to permit the Fund to borrow for purposes of leveraging the Fund.

Therefore, Management recommended and the Board agreed that ING GNMA Income Fund’s investment restriction with respect to borrowing be replaced with the standard fundamental borrowing restriction adopted for most funds in the ING Funds complex.

What risks are associated with borrowing money?

Modifying the Fund’s ability to borrow money carries the following “borrowing risk”:

Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

What is the required vote?

Approval of Proposal Four by ING GNMA Income Fund’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve Proposal Four?

If ING GNMA Income Fund’s shareholders do not approve Proposal Four, the Fund will continue to operate subject to the current fundamental investment restriction governing its ability to borrow money, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Four is in the best interests of the Fund and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change to ING GNMA Income Fund’s investment restriction regarding borrowing. After consideration of these materials and such factors and information it considered relevant, the Board, including all of the Independent Directors present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Four and voted to recommend its approval to the Fund’s shareholders. The Board is recommending that the Fund’s shareholders vote “FOR” Proposal Four to approve the changes to the Fund’s fundamental investment restriction governing its ability to borrow money to permit the Fund to borrow to the extent permitted under the 1940 Act.

PROPOSAL FIVE

APPROVAL TO MODIFY ING GNMA INCOME FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

What is Proposal Five?

The 1940 Act requires a mutual fund to establish and disclose a fundamental policy regarding lending. At a meeting on July 12, 2007, the Board authorized a change in ING GNMA Income Fund’s fundamental investment restriction regarding lending. The Fund’s current investment restriction regarding lending is more restrictive than is required under the 1940 Act.

ING GNMA Income Fund’s investment restriction regarding lending is fundamental and can only be changed with the approval of its shareholders. At the Special meeting shareholders will be asked to vote to approve modifying the investment restriction regarding lending to permit the Fund to make loans to the extent permitted under the 1940 Act.

What is the proposed modification for ING GNMA Income Fund’s fundamental investment restriction regarding lending?

The Fund’s current investment restriction regarding lending, states that:

The Fund may not make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. government or its agencies, or (b) through investments in “repurchase agreements” (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund’s assets may be invested in repurchase agreements which mature in more than seven days.

If approved by the Fund’s shareholders, the Fund’s investment restriction regarding lending will be changed to:

The Fund may not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.

Why should ING GNMA Income Fund’s investment restriction regarding lending be modified?

As mentioned above, the 1940 Act requires a fund to describe, and designate as fundamental, its policy with respect to making loans. The Fund’s current investment restriction governing lending is more restrictive than is required under the 1940 Act and more restrictive than the investment restriction regarding lending of other funds in the ING Funds Complex. Currently, SEC staff positions permit (i) lending of securities by a mutual fund of no more than one-third of its total asset value, including any collateral received from the loan, provided that loans are 100% collateralized by cash, cash equivalents or other high quality liquid securities, (ii) purchasing debt instruments or similar evidences of indebtedness, and (iii) entering into repurchase agreements or similar instrument that may be deemed to constitute a loan of money. The proposed modification of the Fund’s fundamental investment restriction regarding lending would afford the Fund the maximum flexibility allowed under the 1940 Act to take advantage of investment strategies or instruments that may be beneficial to the Fund. In addition, modifying the Fund’s investment restriction regarding lending would conform the Fund’s policy regarding lending with the standard fundamental lending limitation adopted for most funds in the ING Funds Complex. Therefore, Management recommended and the Board agreed that the Fund’s investment restrictions regarding lending be replaced with the proposed investment restriction regarding lending to permit the Fund to make loans to the extent permitted under the 1940 Act.

What risks are associated with lending?

The Fund’s principal investment strategies currently provide that the Fund will invest at least 80% of its assets in GNMA Certificates, and that its remaining assets will be invested in securities of the U.S. government and its agencies and instrumentalities. By changing the fundamental investment restriction, the Board would have the authority, without the need for shareholder approval, to decide to permit the Fund to invest in debt securities of private companies. While this is not currently anticipated, if the Board were to make this change, the Fund could be subject to the credit risk presented by private companies which may be greater the risk presented by securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

If a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Entering into a repurchase agreement may also constitute a loan of money. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell collateral at the desired time.

What is the required vote?

Approval of Proposal Five by ING GNMA Income Fund’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve Proposal Five?

If the Fund’s shareholders do not approve Proposal Five, the Fund will continue to operate subject to the current fundamental investment restriction regarding lending, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Five is in the best interests of the ING GNMA Income Fund and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change to the investment restriction regarding lending. After consideration of these materials and such factors and information it considered relevant, the Board, including all of the Independent Directors present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Five and voted to recommend its approval to shareholders of the Fund. The Board is recommending that shareholders of ING GNMA Income Fund vote “FOR”

Proposal Five to approve the changes to the Fund’s fundamental investment restriction regarding lending to permit the Fund to make loans to the extent permitted under the 1940 Act.

PROPOSAL SIX

APPROVAL TO AMEND THE DECLARATION OF TRUST FOR ING EQUITY TRUST

What is Proposal Six?

ING Equity Trust is a Massachusetts business trust that operates under a charter or organizational document known as a Declaration of Trust. The Declaration of Trust contains various provisions primarily relating to how the Trust(4) conducts business. At the July 12, 2007 Board meeting, the Board approved a proposal that the Trust’s Declaration of Trust be amended to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board. At the Special Meeting, you will be asked to approve the amendment to the Trust’s Declaration of Trust.

What is the proposed amendment to the Declaration of Trust?

The Declaration of Trust requires the affirmative vote of a majority of the Trust’s shares outstanding for any amendment that is required to be presented to shareholders to be approved. Currently, all reorganizations of the Funds must be approved by the affirmative vote of the holders of a majority of the shares of the Funds. Management proposes that the Declaration of Trust be amended to permit certain fund reorganizations with Board approval alone. Shareholder approval would not be required.

If the proposed amendment is approved by shareholders, the Board, without shareholder approval, may only approve those reorganizations where the Board, including a majority of the Independent Directors, has determined that:

•                  the reorganization is between one or more Funds of the Trust;

•                  the reorganization is in the best interests of the Trust and shareholders;

•                  the interests of the Funds’ shareholders will not be diluted by the reorganization;

•                  the distribution fees authorized to be paid by a Fund created as a result of a reorganization (the “Surviving Fund”), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are no greater than the distribution fees authorized to be paid by the Trust pursuant to such a plan;

•                  any policy of a Fund being reorganized that cannot be changed without shareholder approval, is not materially different from a policy of the Surviving Fund;

•                  there is no material difference between the fees paid by the Fund imposed under the advisory contract(s) of the Fund being reorganized and of the Surviving Fund, except for the identity of the parties to any such advisory contract(s);

•                  after the reorganization, a majority of the elected Independent Directors of the Trust will constitute a majority of the Independent Directors of the Surviving Fund; and

•                  the Surviving Fund is a registered investment company or a series thereof.

(4)   Although earlier defined in the Proxy Statement as a “Company,” for purposes of discussing Proposal Six, ING Equity Trust will be referred to as the “Trust.”

If the proposed amendment is approved by shareholders, the amended Declaration of Trust would permit the Board to approve certain Fund reorganization without the Funds having to bear the cost of soliciting shareholders for approval. See Appendix F for the proposed amendment to Article VIII, Section 8.4 of the Declaration of Trust.

How will the Amendment to the Declaration of Trust affect my rights as a shareholder?

Other than the right to vote on Fund reorganizations, the rights that you possess individually as a shareholder under the Declaration of Trust and any rights that you possess under applicable laws will not be changed by the proposed amendment to the Declaration of Trust.

What is the required vote?

Approval of Proposal Six requires the affirmative vote of two-thirds of the shares outstanding and entitled to vote.

What happens if shareholders do not approve Proposal Six?

If the Trust’s shareholders do not approve Proposal Six, the Trust’s existing Declaration of Trust will remain unchanged, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Six is in the best interests of the Trust and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change to the Trust’s Declaration of Trust. After consideration of these materials and such factors and information it considered relevant, the Board, including all of the Independent Directors present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Six and voted to recommend its approval to shareholders of the Trust. The Board is recommending that shareholders of the Trust vote “FOR” Proposal Six to approve the changes to the Trust’s Declaration of Trust.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote the Funds’ shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot(s) but did not vote on a Proposal, the persons named as proxies will vote on the applicable Proposal(s) as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person. How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

July 27, 2007 has been chosen by the Board as the Record Date. Each share of each class of each Fund on the Record Date is entitled to one vote. The Funds’ shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Funds at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date. Appendix A sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

The following constitutes a quorum for the Companies and Funds for the transaction of business at the Special Meeting: for ING Funds Trust and ING Mutual Funds, the presence of one-third of the outstanding shares entitled to vote on the Record Date, in person or represented by proxy; for ING Equity Trust, ING Investments Funds, Inc., and ING Mayflower Trust, the presence of a majority of the outstanding shares entitled to vote on the Record Date, present in person or represented by proxy; and for ING Senior Income Fund, the presence of forty percent of the shares entitled to vote.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. For ING Equity Trust and ING Mayflower Trust, in the absence of a quorum, a majority of the outstanding shares entitled to vote represented at the Special Meeting in person or by proxy, is required for an adjournment. For ING Investment Funds, Inc., ING Mutual Funds, and ING Senior Income Fund, the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy, regardless of whether a quorum is present, is required for an adjournment. For ING Funds Trust, any amount less than a quorum is sufficient for an adjournment. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, any abstentions will be voted against an adjournment. For ING Equity Trust and ING Mayflower Trust broker non-vote will be disregarded in a vote related to an adjournment, whereas for each other Company an abstention will be voted against the adjournment. Whether an abstention or broker non-vote is counted as a vote against a proposal depends on the specifics of the proposal, any relevant provision of a Company’s organizational documents, and the relevant state law.

With respect to Proposal One, for ING Mutual Funds, abstentions are counted as a vote against while broker non-votes are disregarded.  For each of the other Companies, both abstentions and broker non-votes are disregarded.

With respect to Proposals Two, Three, Four, and Five, for each affected Company, both abstentions and broker non-votes are counted as votes against such proposal.

With respect to Proposal Six, for ING Equity Trust, abstentions are counted as a vote against while broker non-votes are disregarded.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the applicable Company a written revocation or a duly executed Proxy Ballot bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot(s) will vote as directed by the shareholder under the Proxy Ballot(s). In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the applicable Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the service providers to the Portfolios?

ING Investments, LLC serves as the investment adviser to the Funds. ING Funds Distributor, LLC serves as the Funds’ distributor and ING Funds Services, LLC serves as the Funds’ administrator. The principal office of the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona  85258-2034. The investment adviser, distributor and the administrator are indirect, wholly-owned subsidiaries of ING Groep and are affiliated with one another.

Who pays for this proxy solicitation?

Each Fund will share, on a per shareholder basis, the costs associated with obtaining shareholder approval, including, but not limited to, the cost of preparing and filing the Proxy Statement, distributing the Proxy Statement to shareholders and conducting the Special Meeting.

May shareholders send communications to the Board?

Shareholders may send communications to the Board, a Committee thereof, or an individual Director. Such communications should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

Can shareholders submit proposals for consideration in a proxy statement?

The Funds are not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot(s) is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the internet. Please follow the voting instructions as outlined on your Proxy Ballot(s).

Huey P. Falgout, Jr.

Secretary

September 4, 2007

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, JULY 27, 2007

FUND	SHARES OUTSTANDING
ING Classic Money Market Fund	986,753,177.517
ING Disciplined International SmallCap Fund	30,104,308.911
ING Diversified International Fund	35,540,164.316
ING Emerging Countries Fund	7,898,905.892
ING Emerging Markets Fixed Income Fund	25,709,213.361
ING Financial Services Fund	12,283,854.248
ING Foreign Fund	30,482,464.121
ING Fundamental Research Fund	3,269,823.447
ING Global Bond Fund	2,676,686.454
ING Global Equity Dividend Fund	24,210,422.137
ING Global Natural Resources Fund	11,300,277.233
ING Global Real Estate Fund	64,425,354.889
ING Global Value Choice Fund	4,728,425.622
ING GNMA Income Fund	72,667,849.843
ING Greater China Fund	3,231,011.303
ING High Yield Bond Fund	16,807,196.134
ING Index Plus International Equity Fund	7,695,415.622
ING Index Plus LargeCap Equity Fund	3,961,744.449
ING Index Plus LargeCap Equity Fund II	6,692,426.594
ING Index Plus LargeCap Equity Fund III	6,638,869.454
ING Institutional Prime Money Market Fund	975,250,634.1
ING Intermediate Bond Fund	117,875,951.471
ING International Capital Appreciation Fund	8,990,880.963
ING International Equity Dividend Fund	1,101,309.257
ING International Growth Opportunities Fund	9,606,833.830
ING International Real Estate Fund	31,679,667.362
ING International SmallCap Fund	17,168,071.539
ING International Value Choice Fund	8,010,271.650
ING International Value Fund	243,569,200.994
ING International Value Opportunities Fund	1,004,448.367
ING LargeCap Growth Fund	11,458,609.095
ING LargeCap Value Fund	8,823,471.454
ING MagnaCap Fund	25,699,672.097
ING MidCap Opportunities Fund	16,529,356.859
ING National Tax-Exempt Bond Fund	2,670,813.884
ING Opportunistic LargeCap Fund	700,196.073
ING Principal Protection Fund IV	26,970,488.564
ING Principal Protection Fund V	22,323,834.508
ING Principal Protection Fund VI	20,197,622.379
ING Principal Protection Fund VII	9,961,140.988

A-1

ING Principal Protection Fund VIII	6,064,443.962
ING Principal Protection Fund IX	4,635,421.974
ING Principal Protection Fund X	3,694,848.569
ING Principal Protection Fund XI	2,526,447.113
ING Principal Protection Fund XII	1,244,133.861
ING Real Estate Fund	18,318,075.362
ING Russia Fund	12,601,048.240
ING Senior Income Fund	141,741,419.477
ING SmallCap Opportunities Fund	4,425,405.044
ING SmallCap Value Choice Fund	7,332,321.124
ING Value Choice Fund	22,098,379.836

A-2

APPENDIX B

Beneficial Owners of More than 5% of a Class of each Fund

As of July 27, 2007

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Classic Money Market Fund	Pershing Div of DLJ Secs Corp For Exclusive Benefit of ING Money Fund Customer Accounts Attn Procash Processing-15th Fl One Pershing Plaza Jersey City, NJ 07399-0001	91.5% Class A; Beneficial	88.9%
ING Classic Money Market Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	6.0% Class B; Beneficial	0.0%
ING Classic Money Market Fund	NFS LLC FEBO Mr Tanios A Homsi Tod Madeline Homsi PO Box 287 East Walpole, MA 02032-0287	12.1% Class C; Beneficial	0.1%
ING Classic Money Market Fund	Pineview Mobile Homes 401K Savings Plan 401(K) Plan Employees of Pineview Mobile Homes PO Box 319 Waterville, ME 04903-0319	6.5% Class C; Beneficial	0.0%
ING Classic Money Market Fund	State Street Bk & Tr Co Cust IRA A/C Charles V Anderson 14605 Howe Dr Overland Park, KS 66224-3660	5.9% Class C; Beneficial	0.0%
ING Disciplined International SmallCap Fund	LPL Financial Services A/C 3135-3758 9785 Towne Centre Dr San Diego, CA 92121-1968	16.3% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	State Street Bk & Tr Co Cust IRA R/O Anthony Crimaldi 641 N Ridgecliff St	12.4% Class A; Beneficial	0.0%

	Tallmadge, OH 44278-1072
ING Disciplined International SmallCap Fund	LPL Financial Services A/C 3352-1857 9785 Towne Centre Dr San Diego, CA 92121-1968	11.7% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	H&R Block Financial Advisors A/C 5550-9026 Dime Building 719 Griswold St Ste 1700 Detroit, MI 48226-3318	11.0% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	H&R Block Financial Advisors A/C 1515-1471 Dime Building 719 Griswold St Ste 1700 Detroit, MI 48226-3318	7.7% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	State Street Bk & Tr Co Cust IRA R/O Suma A Rao 502 Seaton Cir Montgomery, AL 36116-7228	5.8% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	State Street Bk & Tr Co Cust IRA A/C Kamel S Youssef 4 Baristo Irvine, CA 92612-2984	5.8% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	Margaret A Jensen Tr U/A 06/16/2005 The Van Horne Trust 3429 Quimby St San Diego, CA 92106-1837	5.6% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	Gary J Beery 5383 State Route 257 Radnor, OH 43066-9791	5.3% Class A; Shareholder	0.0%
ING Disciplined International SmallCap Fund	Oradell Florists Inc PSP FBO Brian H Patri 241 Kinderkamack Rd Oradell, NJ 07649-2127	5.3% Class A; Beneficial	0.0%
ING Disciplined International SmallCap Fund	State Street Bk & Tr Co Cust Non DFI Simple IRA Plan U/A 11/28/2003 FBO Steven C Geshwilm 707 Last Arrow Dr Houston, TX 77079-4204	72.4% Class B; Beneficial	0.0%

ING Disciplined International SmallCap Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	22.8% Class B; Beneficial	0.0%
ING Disciplined International SmallCap Fund	State Street Bk & Tr Co Cust IRA A/C Christine S Bennion 2401 Camino Way Salt Lake City, UT 84121-4003	63.8% Class C; Beneficial	0.0%
ING Disciplined International SmallCap Fund	State Street Bk & Tr Co Cust Roth Combined IRA 01/01/2003 FBO Marvin Hobson 1714 Hampton Rd NW Huntsville, AL 35816-1530	12.1% Class C; Beneficial	0.0%
ING Disciplined International SmallCap Fund	State Street Bk & Tr Co Cust Medical College of Wisconsin 403(B)(7) Arthi Sanjeevi 10828 Pepperbush Ct Glen Allen, VA 23060-6747	9.1% Class C; Beneficial	0.0%
ING Disciplined International SmallCap Fund	Southwest Securities Inc FBO Michael W Daffron Southwest Securities Inc IRA R/O Cust PO Box 509002 Dallas, TX 75250-9002	8.9% Class C; Beneficial	0.0%
ING Disciplined International SmallCap Fund	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	45.6% Class I; Beneficial	45.6%
ING Disciplined International SmallCap Fund	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	23.2% Class I; Beneficial	23.1%
ING Disciplined International SmallCap Fund	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	21.7% Class I; Beneficial	21.7%
ING Disciplined International SmallCap Fund	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.8% Class I; Beneficial	7.8%
ING Diversified International Fund	MLPF&S for the Sole Benefit of its Customers A/C 72885A40 Attn: Fund Administration	10.5% Class A; Beneficial	6.7%

	4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484
ING Diversified International Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	10.0% Class B; 27.7% Class C; Beneficial	8.5%
ING Diversified International Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	11.2% Class C; Beneficial	3.1%
ING Diversified International Fund	NFS LLC FEBO FMT Co Cust IRA R/O FBO Gene Thoele 2119 Springs Pl Longmont, CO 80504-7351	98.0% Class I; Beneficial	0.1%
ING Diversified International Fund	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.9% Class R; Beneficial	0.1%
ING Emerging Countries Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	9.9% Class A; 20.6% Class Q; Beneficial	7.2%
ING Emerging Countries Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	9.4% Class A; 7.0% Class B; 24.5% Class C; Beneficial	10.3%
ING Emerging Countries Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	7.1% Class A; 8.8% Class B; 15.5% Class C; Beneficial	7.4%
ING Emerging Countries Fund	AST Capital Trust Co of DE Ttee FBO Patina Oil & Gas DC PO Box 52129	5.6% Class A; Beneficial	3.3%

	Phoenix, AZ 85072-2129
ING Emerging Countries Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	73.0% Class I; Beneficial	8.2%
ING Emerging Countries Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	26.9% Class I; Beneficial	3.0%
ING Emerging Countries Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	29.1% Class Q; Beneficial	1.7%
ING Emerging Countries Fund	Prudential Investment Management Services LLC FBO Mutual Fund Clients Attn Pruchoice Unit 194 Wood Ave S Iselin, NJ 08830-2710	16.9% Class Q; Beneficial	1.0%
ING Emerging Markets Fixed Income Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	64.6% Class A; Beneficial	3.8%
ING Emerging Markets Fixed Income Fund	Raymond James & Assoc Inc FBO Toepperwein Tru BIN# 13434349 880 Carillon Pkwy St. Petersburg, FL 33716-1100	27.5% Class B; Beneficial	0.0%
ING Emerging Markets Fixed Income Fund	Raymond James & Assoc Inc FBO Ball Louis BIN# 11133918 880 Carillon Pkwy St. Petersburg, FL 33716-1100	16.3% Class B; Beneficial	0.0%
ING Emerging Markets Fixed Income Fund	Raymond James & Assoc Inc FBO Wexler Robert BIN# 11690713 880 Carillon Pkwy St. Petersburg, FL 33716-1100	15.0% Class B; Beneficial	0.0%
ING Emerging Markets Fixed Income Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	13.0% Class B; 7.9% Class C; Beneficial	0.1%

ING Emerging Markets Fixed Income Fund	Raymond James & Assoc Inc FBO Brooks Joann BIN# 11141843 880 Carillon Pkwy St. Petersburg, FL 33716-1100	7.6% Class B; Beneficial	0.0%
ING Emerging Markets Fixed Income Fund	LPL Financial Services A/C 3910-4911 9785 Towne Centre Dr San Diego, CA 92121-1968	6.6% Class C; Beneficial	0.0%
ING Emerging Markets Fixed Income Fund	Raymond James & Assoc Inc FBO September Sun BIN# 51941173 880 Carillon Pkwy St. Petersburg, FL 33716-1100	7.4% Class C; Beneficial	0.0%
ING Emerging Markets Fixed Income Fund	ING LifeStyle Moderate Growth Port Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	40.9% Class I; Beneficial	38.2%
ING Emerging Markets Fixed Income Fund	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	39.4% Class I; Beneficial	36.8%
ING Emerging Markets Fixed Income Fund	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.7% Class I; Beneficial	18.4%
ING Financial Services Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	10.6% Class A; 12.4% Class B; 6.2% Class C; Beneficial	9.9%
ING Financial Services Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	9.4% Class A; 9.0% Class B; Beneficial	8.6%
ING Financial Services Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	33.0% Class C; Beneficial	0.1%

ING Foreign Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	28.3% Class A; 21.3% Class B; 32.1% Class C; Beneficial	25.2%
ING Foreign Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	9.1% Class A; 8.5% Class B; 14.3% Class C; Beneficial	9.5%
ING Foreign Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	98.2% Class I; Beneficial	13.2%
ING Foreign Fund	Fifth Third Bank SuccTtee FBO Tr UA Leo Hawk Unit Account # 01-0-3501202 PO Box 3385 Cincinnati, OH 45263-0001	68.4% Class Q; Beneficial	0.1%
ING Foreign Fund	LPL Financial Services A/C 4139-6600 9785 Towne Centre Dr San Diego, CA 92121-1968	9.9% Class Q; Beneficial	0.0%
ING Foreign Fund	LPL Financial Services A/C 6933-4037 9785 Towne Centre Dr San Diego, CA 92121-1968	6.4% Class Q; Beneficial	0.0%
ING Fundamental Research Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	28.4% Class A; 32.4% Class I; Beneficial	9.9%
ING Fundamental Research Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	20.7% Class A; 29.7% Class B; 44.5% Class C; Beneficial	29.8%

ING Fundamental Research Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	12.1% Class B; 5.4% Class C; Beneficial	6.4%
ING Fundamental Research Fund	John W Gilbert Cust Jennifer L Gilbert Unif Gift Min Act MI 4808 Rivers Edge Dr Troy, MI 48098-5418	66.2% Class I; Shareholder	0.0%
ING Global Bond Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	96.0% Class A; 98.0% Class I; Beneficial	93.4%
ING Global Bond Fund	Janney Montgomery Scott LLC A/C 5278-2365 Joseph M Loscalzo IRA 1801 Market St Philadelphia, PA 19103-1628	23.2% Class B; Beneficial	0.2%
ING Global Bond Fund	Raymond James & Assoc Inc FBO Groppel William BIN# 11825236 880 Carillon Pkwy St Petersburg, FL 33716-1100	20.1% Class B; Beneficial	0.2%
ING Global Bond Fund	David V Shirlen & Sharon W Shirlen 150 Thornbury Ridge Court Winston Salem, NC 27106-6360	23.3% Class B; Shareholder	0.2%
ING Global Bond Fund	Fahnestock & Co Inc FBO Shell Barn Beverage Pension Trust Fund DTD 11/84 Attn Arnold Pomerantz 658 Rockaway Tpke Lawrence, NY 11559-1016	11.9% Class B; Beneficial	0.1%
ING Global Bond Fund	First Clearing LLC A/C 6101-2106 Pension Trust Account 15821 Ventura Blvd Ste 600 Encino, CA 91436-2946	9.0% Class B; Beneficial	0.1%
ING Global Bond Fund	State Street Bk & Tr Co Cust SEP IRA Agnes C Dickson 5 Segura Irvine, CA 92612-1726	5.1% Class B; Beneficial	0.1%

ING Global Bond Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	58.5% Class C; Beneficial	1.0%
ING Global Bond Fund	Raymond James & Assoc Inc FBO Tennenbaum H BIN# 52434763 880 Carillon Pkwy St Petersburg, FL 33716-1100	13.1% Class C; Beneficial	0.2%
ING Global Bond Fund	Edward D Jones & Co Custodian FBO Paul Jefferson IRA 404 Beaumont Park Circle Blythewood, SC 29016-8277	8.9% Class C; Beneficial	0.2%
ING Global Equity Dividend Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	11.6% Class A; 20.5% Class B; 33.7% Class C; Beneficial	19.2%
ING Global Equity Dividend Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.7% Class B; 6.7% Class C; Beneficial	2.9%
ING Global Natural Resources Fund	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 101 Montgomery St San Francisco, CA 94104-4151	16.8%; Beneficial	16.8%
ING Global Real Estate Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA5 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	9.3% Class A; 11.7% Class B; Beneficial	6.9%
ING Global Real Estate Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	6.4% Class A; 6.6% Class I; Beneficial	4.6%

ING Global Real Estate Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	8.3% Class B; 9.3% Class C; Beneficial	2.4%
ING Global Real Estate Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA3 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	25.7% Class C; Beneficial	5.6%
ING Global Real Estate Fund	Wells Fargo Bank NA FBO WF Adv Wealthbuilder Growth Balance 13357300 PO Box 1533 Minneapolis, MN 55480-1533	23.6% Class I; Beneficial	0.9%
ING Global Real Estate Fund	SEI Private Trust Co C/O TIAA-CREF ID765 One Freedom Valley Dr Oaks, PA 19456	10.4% Class I; Beneficial	0.4%
ING Global Real Estate Fund	Union Theological Seminary Educational Institution 3041 Broadway New York, NY 10027-5792	7.7% Class I; Beneficial	0.3%
ING Global Real Estate Fund	Wells Fargo Bank NA FBO WF Adv Wealthbuilder Moderate Balance 16403200 PO Box 1533 Minneapolis, MN 55480-1533	6.0% Class I; Beneficial	0.2%
ING Global Real Estate Fund	Wells Fargo Bank NA FBO WF Adv Wealthbuilder Growth 16403300 PO Box 1533 Minneapolis, MN 55480-1533	5.9% Class I; Beneficial	0.2%
ING Global Real Estate Fund	NFS LLC FEBO Northern Trust Co FBO A/C 2251904 PO Box 92956 Chicago, IL 60675-0001	5.4% Class I; Beneficial	0.2%

ING Global Value Choice Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	33.7% Class A; 16.7% Class B; 50.2% Class C; Beneficial	33.6%
ING Global Value Choice Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	8.3% Class B; 6.6% Class C; Beneficial	3.4%
ING Global Value Choice Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	99.9% Class I; Beneficial	5.7%
ING Global Value Choice Fund	Equitable Life for Separate Account 65 on Behalf of Various Expediter 401K Plans 200 Plaza Dr HM-2 Attn Ken Butka Secaucus, NJ 07094-3607	18.5% Class Q; Beneficial	0.4%
ING Global Value Choice Fund	Union Bank Tr Nominee FBO Unisource Omnibus TR#1050500000 PO Box 85484 San Diego, CA 92186-5484	10.7% Class Q; Beneficial	0.2%
ING Global Value Choice Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	10.0% Class Q; Beneficial	0.2%
ING GNMA Income Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	18.9% Class A; 85.5 Class I; Beneficial	17.8%
ING GNMA Income Fund	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 101 Montgomery St San Francisco, CA 94104-4151	14.2% Class A; Beneficial	11.8%

ING GNMA Income Fund	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	7.7% Class A; 9.1% Class I; Beneficial	6.6%
ING GNMA Income Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97262 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	5.4% Class A; 7.8% Class B; 15.2% Class C; Beneficial	6.0%
ING GNMA Income Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	58.6% Class Q; Beneficial	0.0%
ING GNMA Income Fund	LPL Financial Services A/C 1993-5971 9785 Towne Centre Dr San Diego, CA 92121-1968	26.5% Class Q; Beneficial	0.0%
ING GNMA Income Fund	LPL Financial Services A/C 1261-5720 9785 Towne Centre Dr San Diego, CA 92121-1968	14.9% Class Q; Beneficial	0.0%
ING Greater China Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	32.1% Class A; Beneficial	26.3%
ING Greater China Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.1% Class B; Beneficial	0.6%
ING Greater China Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA6 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.7% Class C; Beneficial	0.9%
ING Greater China Fund	State Street Bk & Tr Co Cust SEP A/C Jeffrey R Young 23331 Water Cir Boca Raton, FL 33486-8540	56.0% Class I; Beneficial	0.0%

ING Greater China Fund	Zenaida Isabel Espinosa Cust Isabella C Young Unif Transfer Min Act FL 7525 NW 61st Ter Apt 2504 Parkland, FL 33067-2421	19.2% Class I; Shareholder	0.0%
ING Greater China Fund	ING Investments LLC ING Funds Unified Board Deferred Comp Plan (SP) Attn Robyn Ichilov 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.9% Class I; Beneficial	0.0%
ING Greater China Fund	Jeffrey Young Cust Ryan Alexander Young Florida Gift Min Act 23331 Water Cir Boca Raton, FL 33486-8540	9.8% Class I; Shareholder	0.0%
ING High Yield Bond Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	18.5% Class A; 11.9% Class B; 19.7% Class C; Beneficial	17.0%
ING High Yield Bond Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.4% Class A; 10.7% Class B; Beneficial	6.2%
ING Index Plus International Equity Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	13.4% Class A: 7.9% Class B; 46.9% Class C; Beneficial	0.8%
ING Index Plus International Equity Fund	NFS LLC FEBO Charles D Gelb PO Box 2544 Spokane, WA 99220-2544	7.3% Class A; Beneficial	0.2%
ING Index Plus International Equity Fund	Resources Trust Company FBO Kirk C Young M.D. A/C 040000271715 PO Box 5900 Denver, CO 80217-5900	7.0% Class B; Beneficial	0.0%

ING Index Plus International Equity Fund	Fiserv ISS & Co Ttee FBO Robert London A/C 060000103007 PO Box 173859 Denver, CO 80217-3859	5.3% Class B; Beneficial	0.0%
ING Index Plus International Equity Fund	NFS LLC FEBO Vladimir Antikarov 22 Chestnut Pl Apt 311 Brookline, MA 02445-7535	5.8% Class C; Beneficial	0.1%
ING Index Plus International Equity Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	99.9% Class I; Beneficial	96.2%
ING Index Plus LargeCap Equity Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA6 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	12.6% Class A; 16.9% Class B; 34.4% Class C; Beneficial	18.8%
ING Index Plus LargeCap Equity Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	54.5% Class Q; Beneficial	0.0%
ING Index Plus LargeCap Equity Fund	Charles Schwab & Co Inc FBO 47505691 Newark, CA 94560-2017 Attn Mutual Fund Operations 333/4 101 Montgomery St San Francisco, CA 94104-4151	45.4% Class Q; Beneficial	0.0%
ING Index Plus LargeCap Equity Fund II	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	15.4% Class A; 15.4% Class B; 28.2% Class C; Beneficial	17.1%
ING Index Plus LargeCap Equity Fund II	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.8% Class A; 10.1% Class B; 17.1% Class C; Beneficial	10.6%

ING Index Plus LargeCap Equity Fund III	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	14.9% Class A; 12.5% Class B; 27.8% Class C; Beneficial	14.1%
ING Index Plus LargeCap Equity Fund III	First Clearing LLC A/C 5209-6256 Caldwell Family Survivor Trust Nancy Caldwell Ttee 2711 Ocean Blvd Corona Dl Mar, CA 92625-3230	5.7% Class A; Beneficial	0.5%
ING Index Plus LargeCap Equity Fund III	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	7.6% Class B; 11.9% Class C; Beneficial	7.4%
ING Institutional Prime Money Market Fund	ING VP Intermediate Bond 464400 C/O ING Funds Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.4%; Beneficial	12.4%
ING Institutional Prime Money Market Fund	ING VP Growth and Income Port 464402 C/O ING Funds Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.9%; Beneficial	10.9%
ING Institutional Prime Money Market Fund	Mastercard International 2000 Purchase St Attn Treasury Dept Fl 2 Purchase, NY 10577-2405	7.7%; Beneficial	7.7%
ING Institutional Prime Money Market Fund	ING Limited Maturity Bond Portfolio 58082 C/O ING Funds Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.4%; Beneficial	5.4%
ING Institutional Prime Money Market Fund	Kellogg Brown & Root LLC 4100 Clinton Dr Houston, TX 77020-6237	5.2%; Beneficial	5.2%

ING Institutional Prime Money Market Fund	Security Life of Denver Insurance Attn Dawn Peck 5780 Powers Ferry Rd NW Atlanta, GA 30327-4347	5.1%; Beneficial	5.1%
ING Institutional Prime Money Market Fund	Visa International Service Association 900 Metro Center Blvd Attn Accounting M1-6D Foster City, CA 94404-2172	5.1%; Beneficial	5.1%
ING Intermediate Bond Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	26.4% Class A; 17.2% Class I; 89.6% Class R; Beneficial	20.8%
ING Intermediate Bond Fund	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	19.0% Class A; 26.1% Class I; Beneficial	17.9%
ING Intermediate Bond Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	13.5% Class A; 17.9% Class B; 32.8% Class C; 10.4% Class R; Beneficial.	10.9%
ING Intermediate Bond Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	7.0% Class B; 5.3% Class C; Beneficial	0.6%
ING Intermediate Bond Fund	Wells Fargo Bank NA FBO Tomorrows Scholar 50 Equity Portfolio A/C 23377904 PO Box 1533 Minneapolis, MN 55480-1533	11.1% Class I; Beneficial	2.8%

ING Intermediate Bond Fund	Wells Fargo Bank NA FBO Tomorrows Scholar 75 Equity Portfolio A/C 23377902 PO Box 1533 Minneapolis, MN 55480-1533	8.9% Class I; Beneficial	2.2%
ING Intermediate Bond Fund	National City Bank Tr National Steel Veba Trust Mutual Funds PO Box 94984 Cleveland, OH 44101-4984	8.6% Class I; Beneficial	2.1%
ING Intermediate Bond Fund	Wells Fargo Bank NA FBO Tomorrows Scholar 60 Equity Portfolio A/C 23377903 PO Box 1533 Minneapolis, MN 55480-1533	6.8% Class I; Beneficial	1.7%
ING Intermediate Bond Fund	Wells Fargo Bank NA FBO Tomorrows Scholar 35 Equity Portfolio A/C 23377905 PO Box 1533 Minneapolis, MN 55480-1533	5.8% Class I; Beneficial	1.4%
ING International Capital Appreciation Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	86.2% Class A; 47.7% Class B; 55.9% Class C; Beneficial	3.0%
ING International Capital Appreciation Fund	Ridge Clearing and Outsourcing FBO 351-99794-17 2 Journal Sq Plaza Jersey City, NJ 07306-4001	8.1% Class B; Beneficial	0.0%
ING International Capital Appreciation Fund	American Enterprise Investment Svcs FBO 210522871 PO Box 9446 Minneapolis, MN 55474-0001	6.6% Class B; Beneficial	0.0%
ING International Capital Appreciation Fund	First Clearing, LLC A/C 6198-4208 Sanjeev Narula 16 Coachlamp Ln Darien, CT 06820-5219	5.1% Class B; Beneficial	0.0%

ING International Capital Appreciation Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	21.4% Class C; Beneficial	0.1%
ING International Capital Appreciation Fund	Raymond James & Assoc Inc FBO Cohen IRA BIN# 62331482 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.7% Class C; Beneficial	0.0%
ING International Capital Appreciation Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	99.9% Class I; Beneficial	96.3%
ING International Equity Dividend Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	37.1% Class A; 69.6% Class C; Beneficial	3.0%
ING International Equity Dividend Fund	LPL Financial Services A/C 7483-2946 9785 Towne Centre Dr San Diego, CA 92121-1968	6.6% Class A; Beneficial	0.3%
ING International Equity Dividend Fund	Raymond James & Assoc Inc FBO Brooks 403B BIN# 88812515 880 Carillon Pkwy St Petersburg, FL 33716-1100	96.7% Class B; Beneficial	0.3%
ING International Equity Dividend Fund	Raymond James & Assoc Inc FBO Michaels IRA BIN# 61568654 880 Carillon Pkwy St Petersburg, FL 33716-1100	10.3% Class C; Beneficial	0.2%
ING International Equity Dividend Fund	Raymond James & Assoc Inc FBO Stone Revoc Trust BIN# 79166403 880 Carillon Pkwy St Petersburg, FL 33716-1100	7.7% Class C; Beneficial	0.1%
ING International Equity Dividend Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	99.9% Class I; Beneficial	93.3%

ING International Growth Opportunities Fund	Prudential Investment Management Services LLC FBO Mutual Fund Clients Attn Pruchoice Unit 194 Wood Ave S Iselin, NJ 08830-2710	20.2% Class A; Beneficial	9.0%
ING International Growth Opportunities Fund	MLPF&S for the Sole Benefit of its Customers A/C 72885A40 Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	11.6% Class B; 43.8% Class C; Beneficial	7.2%
ING International Growth Opportunities Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	8.6% Class B; 6.4% Class C; Beneficial	1.9%
ING International Growth Opportunities Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	95.9% Class I; Beneficial	6.4%
ING International Growth Opportunities Fund	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	84.4% Class Q; Beneficial	19.6%
ING International Growth Opportunities Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	13.5% Class Q; Beneficial	3.1%
ING International Real Estate Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	18.9% Class A; 12.5% Class B; 41.7% Class C; Beneficial	22.2%
ING International Real Estate Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	29.2% Class I; Beneficial	3.6%

ING International Real Estate Fund	Custodial Trust Company FBO The Endowment Master Fund L P 101 Carnegie Ctr Princeton, NJ 08540-6231	16.7% Class I; Beneficial	2.1%
ING International Real Estate Fund	John Bolt & Chris Cok Tr U/A 12/08/1981 Christian Reformed Church Ministers Pension Fund 2850 Kalamazoo Ave SE Grand Rapids, MI 49560-0001	11.6% Class I; Shareholder	1.5%
ING International Real Estate Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	11.5% Class I; Beneficial	1.4%
ING International Real Estate Fund	Henry Doorn Jr Tr U/A 06/08/1990 AMD 06/08/1990 Barnabas Foundation Common Trust FD 18601 N North Creek Dr Ste B Tinley Park, IL 60477-6398	10.1% Class I; Shareholder	1.3%
ING International SmallCap Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	19.8% Class A; 11.7% Class B; 20.7% Class C; Beneficial	11.1%
ING International SmallCap Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	15.6% Class A; Beneficial	6.6%
ING International SmallCap Fund	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	6.8% Class A; Beneficial	2.9%
ING International SmallCap Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	6.3% Class B; 8.6% Class C; Beneficial	1.2%
ING International SmallCap Fund	SEI Private Trust Company C/O Harris Bank Attn Mutual Funds Admin One Freedom Valley Drive Oaks, PA 19456	68.1% Class I; Beneficial	20.9%

ING International SmallCap Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.3% Class I; Beneficial	5.0%
ING International SmallCap Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	42.8% Class Q; Beneficial	4.8%
ING International SmallCap Fund	Equitable Life for Separate Account 65 on Behalf of Various Expediter 401K Plans 200 Plaza Dr HM-2 Attn Ken Butka Secaucus, NJ 07094-3607	10.2% Class Q; Beneficial	1.1%
ING International SmallCap Fund	NFS LLC FEBO David V Mastran 109 Interpromontory Rd Great Falls, VA 22066-3218	5.9% Class Q; Beneficial	0.7%
ING International Value Choice Fund	Bank of America NA Ttee Bristol Hospital Pension Acct MFO 8508450 PO Box 831575 Dallas, TX 75201	23.0% Class A; Beneficial	3.5%
ING International Value Choice Fund	SEI Private Trust Company C/O Suntrust Bank Acct 7911780 One Freedom Valley Dr Oaks, PA 19456	10.8% Class A; Beneficial	1.6%
ING International Value Choice Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	6.7% Class A; 28.2% Class B; 26.6% Class C; Beneficial	3.1%
ING International Value Choice Fund	ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	95.4% Class I; Beneficial	73.6%
ING International Value Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	21.1% Class A; 18.1% Class B; 24.4% Class C; 34.3% Class I; Beneficial	26.5%

ING International Value Fund	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	7.1% Class A; Beneficial	2.8%
ING International Value Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	11.0% Class B; 20.0% Class C; Beneficial	3.5%
ING International Value Fund	Fidelity Investments Institutional Operations Co Inc FILOC Cust 100 Magellan Way Covington, KY 41015-1999	11.8% Class I; Beneficial	4.6%
ING International Value Fund	Prudential Investment Management Services LLC FBO Mutual Fund Clients Attn Pruchoice Unit 194 Wood Ave S Iselin, NJ 08830-2710	11.2% Class I; Beneficial	4.4%
ING International Value Fund	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	8.8% Class I; Beneficial	3.4%
ING International Value Fund	State Street Bank & Trust FBO AMD Group Retirement Trust 805 Pennsylvania Ave Kansas City, MO 64105-1307	6.0% Class I; Beneficial	2.4%
ING International Value Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	24.5% Class Q; Beneficial	0.1%
ING International Value Fund	NAP & Co 1100 Abernathy Rd NE Ste 400 Atlanta, GA 30328-5634	13.7% Class Q; Beneficial	0.1%
ING International Value Fund	First Union National Bank Omnibus Cash Cash A/C #9999999980 1525 W Wt Harris Blvd # CMG-1151 Charlotte, NC 28288-0001	8.2% Class Q; Beneficial	0.0%

ING International Value Fund	SEI Private Trust Co C/O Suntrust Attn Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	5.5% Class Q; Beneficial	0.0%
ING International Value Opportunities Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	99.6% Class A; 91.1% Class B; 98.0% Class C; 98.0% Class I; Beneficial	99.6%
ING International Value Opportunities Fund	Jason S Charles 3301 Miranda Ct Green Bay, WI 54301-1425	7.1% Class B; Shareholder	0.0%
ING LargeCap Growth Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.3% Class A; 13.8% Class B; 21.2% Class C; Beneficial	9.0%
ING LargeCap Growth Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	10.7% Class B; 10.8% Class C; Beneficial	4.2%
ING LargeCap Growth Fund	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	91.1% Class I; Beneficial	27.9%
ING LargeCap Growth Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	8.8% Class I; Beneficial	2.7%
ING LargeCap Growth Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	35.1% Class Q; Beneficial	0.1%
ING LargeCap Growth Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	17.2% Class Q; Beneficial	0.1%

ING LargeCap Growth Fund	Prudential Investment Management Services LLC FBO Mutual Fund Clients Attn Pruchoice Unit 194 Wood Ave S Iselin, NJ 08830-2710	12.5% Class Q; Beneficial	0.1%
ING LargeCap Growth Fund	Del To Salomon Smith Barney Inc FBO Cust Glenn E Moyer MD A/C 458-1703610-469 388 Greenwich St Fl 11 New York, NY 10013-2375	6.4% Class Q; Beneficial	0.0%
ING LargeCap Growth Fund	Saxon & Co FBO 70-70-001-1049390 44978A152 PO Box 7780-1888 Philadelphia, PA 19182-0001	5.4% Class Q; Beneficial	0.0%
ING LargeCap Value Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	9.1% Class A; 6.8% Class B; 16.4% Class C; Beneficial	10.0%
ING LargeCap Value Fund	Brown Brothers Harriman & Co Cust for 8119422 Newport Tower 525 Washington Blvd Jersey City, NJ 07310-1692	96.9% Class I; Beneficial	3.4%
ING MagnaCap Fund	Warren G Stephenson 387 Harkney Hill Rd Coventry, RI 02816-7063	11.9% Class A; Shareholder	0.1%
ING MagnaCap Fund	Frank V De Mayo & Eleanor De Mayo JTWROS 1811 149th St Whitestone, NY 11357-3113	11.0% Class A; Shareholder	0.1%
ING MagnaCap Fund	Helen Murray 17630 Captiva Island Ln Fort Myers, FL 33908-6114	5.0% Class A; Shareholder	0.0%
ING MagnaCap Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	17.2% Class B; 13.4% Class C; Beneficial	1.2%

ING MagnaCap Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	6.3% Class B; Beneficial	0.4%
ING MagnaCap Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	92.2% Class I; Beneficial	1.0%
ING MagnaCap Fund	NFS LLC FEBO NFS/FMTC IRA FBO Judith R Van Loh 7734 Davis Circle Omaha, NE 68134-6620	6.1% Class M; Beneficial	0.1%
ING MidCap Opportunities Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	23.9% Class A; 16.1% Class B; 48.0% Class C; Beneficial	27.8%
ING MidCap Opportunities Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.6% Class A; 9.3% Class B; 7.3% Class C; Beneficial	7.0%
ING MidCap Opportunities Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	99.5% Class I; Beneficial	1.3%
ING MidCap Opportunities Fund	Donald A Pels 63 E 79th St New York, NY 10021-0228	87.8% Class Q; Shareholder	1.6%
ING National Tax-Exempt Bond Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	85.0% Class A; Beneficial	71.0%
ING National Tax-Exempt Bond Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	21.3% Class B; 61.1% Class C; Beneficial	6.1%

ING National Tax	Ferris Baker Watts Inc Michael M Morgan A/C 4563-1908 23 Perhall Ct Nottingham, MD 21236-1633	5.9% Class B; Beneficial	0.6%
ING National Tax	LPL Financial Services A/C 6288-6171 9785 Towne Centre Dr San Diego, CA 92121-1968	7.1% Class C; Beneficial	0.5%
ING National Tax	First Clearing LLC A/C 8224-5542 Lois Swick TOD Registration 1 Fieldstone Ct Exeter, NH 03833-5321	6.0% Class C; Beneficial	0.4%
ING National Tax	UBS Financial Services Inc FBO Hyde Agricultural Mechanical Limited Partnership 18728 Palm Beach Blvd Montgomery, TX 77356-4788	5.5% Class C; Beneficial	0.4%
ING Opportunistic LargeCap Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	77.2% Class A; Beneficial	71.4%
ING Opportunistic LargeCap Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	15.4% Class B; 12.6% Class C; Beneficial	1.0%
ING Opportunistic LargeCap Fund	NFS LLC FEBO NFS/FMTC IRA FBO Feriel G Hughes 5080 Thyme Dr Palm Bch Gdns, FL 33418-3526	9.3% Class B; Beneficial	0.4%
ING Opportunistic LargeCap Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 9L3F2 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.9% Class B; Beneficial	0.3%

ING Opportunistic LargeCap Fund	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Wally T Grabbe 1217 Bear Valley Pkwy Escondido, CA 92027-4625	7.6% Class B; Beneficial	0.3%
ING Opportunistic LargeCap Fund	Raymond James & Assoc Inc FBO Perez Eduardo BIN# 11206274 880 Carillon Pkwy St. Petersburg, FL 33716-1100	7.5% Class B; Beneficial	0.3%
ING Opportunistic LargeCap Fund	Wells Fargo Investments LLC A/C 4370-1629 608 2nd Ave S Fl 8 Minneapolis, MN 55402-1927	5.7% Class B; Beneficial	0.2%
ING Opportunistic LargeCap Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	19.4% Class C; Beneficial	0.5%
ING Opportunistic LargeCap Fund	First Clearing, LLC A/C 5551-0367 Renee L Harris 955 Lexington Avenue Apt 5A New York, NY 10021-5128	16.6% Class C; Beneficial	0.5%
ING Opportunistic LargeCap Fund	H&R Block Financial Advisors A/C 1576-7521 Dime Building 719 Griswold St Ste 1700 Detroit, MI 48226-3318	8.5% Class C; Beneficial	0.2%
ING Opportunistic LargeCap Fund	LPL Financial Services A/C 6902-6992 9785 Towne Centre Dr San Diego, CA 92121-1968	6.5% Class C; Beneficial	0.2%
ING Opportunistic LargeCap Fund	Wells Fargo Investments LLC A/C 7016-8905 625 Marquette Ave Fl 13 Minneapolis, MN 55402-2308	6.2% Class C; Beneficial	0.2%
ING Opportunistic LargeCap Fund	James B Cormack Tr U/A 12/10/1993 James B Cormack & Sarah E Cormack Trust 5840 Buck Ct Westmont, IL 60559-2134	5.2% Class C; Beneficial	0.1%

ING Opportunistic LargeCap Fund	State Street Bk & Tr Co Cust Jennie L Godkin IRA Rollover 13425 Chimney Rock St Beaumont, TX 77713-9459	95.7% Class I; Beneficial	0.3%
ING Principal Protection Fund IV	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	13.0% Class A; 14.4% Class B; 23.8% Class C; Beneficial	15.2%
ING Principal Protection Fund IV	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	8.5% Class A; 11.9% Class B; 15.1% Class C; Beneficial	12.0%
ING Principal Protection Fund IV	NFS LLC FEBO FMT Co Cust IRA Rollover FBO Steven M Swanberg 1007 Rambling Rd Simi Valley, CA 93065-5721	97.3% Class Q; Beneficial	0.1%
ING Principal Protection Fund V	First Clearing, LLC A/C 6952-8948 The Allen H Rainbow Living Trust Allen H Rainbow 35 Daniels St Fitchburg, MA 01420-7606	8.8% Class A; Beneficial	0.5%
ING Principal Protection Fund V	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	8.0% Class A; 16.3% Class B; 9.3% Class C; Beneficial	15.4%
ING Principal Protection Fund V	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	5.5% Class A; 7.5% Class B; 19.1% Class C; Beneficial	8.1%

ING Principal Protection Fund VI	First Clearing, LLC A/C 1938-4268 Buyworth Finance Corp Attn Mr Andre Zolty 8C Ave de Champel Geneva 126 Switzerland	5.6% Class A; Beneficial	0.3%
ING Principal Protection Fund VI	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	12.6% Class B; 9.5% Class C; Beneficial	11.8%
ING Principal Protection Fund VI	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.0% Class B; 21.3% Class C; Beneficial	8.5%
ING Principal Protection Fund VII	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.3% Class A; 8.3% Class B; 23.0% Class C; Beneficial	9.4%
ING Principal Protection Fund VII	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	6.7% Class A; 10.8% Class B; 5.7% Class C; Beneficial	10.3%
ING Principal Protection Fund VII	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.6% Class A; 7.2% Class C; Beneficial	0.8%
ING Principal Protection Fund VIII	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	19.4% Class A; 11.6% Class B; 27.3% Class C; Beneficial	13.9%
ING Principal Protection Fund VIII	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.1% Class A; 8.8% Class C; Beneficial	1.4%

ING Principal Protection Fund IX	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	7.1% Class A; Beneficial	0.6%
ING Principal Protection Fund IX	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.2% Class B; 31.4% Class C; Beneficial	8.9%
ING Principal Protection Fund IX	UBS Financial Services Inc. FBO Zante Associates LTD PO Box 927 Yorktown Heights, NY 10598-0927	6.4% Class C; Beneficial	0.6%
ING Principal Protection Fund X	State Street Bk & Tr Co Cust IRA R/O Bozena A Wojciechowski 904 Luther Ave Rockford, IL 61107-3416	7.4% Class A; Beneficial	1.1%
ING Principal Protection Fund X	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.6% Class B; 28.6% Class C;	8.5%
ING Principal Protection Fund X	A G Edwards & Sons Inc Charles N Johnson Tr A/C 3657-4706 1 N Jefferson Ave Saint Louis, MO 63103-2287	6.9% Class C; Beneficial	0.7%
ING Principal Protection Fund XI	NFS LLC FEBO Creative Capital Foundation 65 Bleecker St Fl 7 New York, NY 10012-2420	12.7% Class A; Beneficial	2.1%
ING Principal Protection Fund XI	Janney Montgomery Scott LLC A/C 3749-0147 Dale D Goodman IRA R/O J M S LLC Cust FBO 1801 Market St Philadelphia, PA 19103-1628	5.3% Class A; Beneficial	0.9%
ING Principal Protection Fund XI	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	5.4% Class B; 41.4% Class C; Beneficial	9.3%

ING Principal Protection Fund XI	First Clearing, LLC A/C 3229-0954 Sima Finkelstein 428 W 47th Street Apt 1 W New York, NY 10036-2323	21.7% Class C; Beneficial	2.9%
ING Principal Protection Fund XII	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	12.5% Class A; Beneficial	1.4%
ING Principal Protection Fund XII	NFS LLC FEBO Grace Page 1685 25th St Cuyahoga Fls, OH 44223-1011	12.2% Class A; Beneficial	1.3%
ING Principal Protection Fund XII	UBS Financial Services Inc FBO Andrew Halpern IRA R/O 270 Jackson Dr Chagrin Falls, OH 44022-1556	7.6% Class A; Beneficial	0.8%
ING Principal Protection Fund XII	State Street Bk & Tr Co Cust IRA A/C Inger Marie Dybfest 41 John St Shelburne, VT 05482-7498	7.0% Class A; Beneficial	0.8%
ING Principal Protection Fund XII	Primevest Financial Services (FBO) Leah R Hughes 4027786 400 First Street So Suite 300 PO Box 283 St Cloud, MN 56302-0283	5.4% Class A; Beneficial	0.6%
ING Principal Protection Fund XII	First Clearing, LLC A/C 3090-4727 Barbara J Yanucil 22 Century Way Hamilton Sq, NJ 08690-1520	5.4% Class A; Beneficial	0.6%
ING Principal Protection Fund XII	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	63.9% Class C; Beneficial	9.3%
ING Principal Protection Fund XII	UBS Financial Services Inc. FBO UBS-Finsvc CDN FBO Ms Maryann M Bednarik PO Box 3321 1000 Harbor Blvd Weehawken, NJ 07086-8154	5.0% Class C; Beneficial	0.7%
ING Real Estate Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	74.1% Class A; 99.0% Class Q; Beneficial	30.8%

ING Real Estate Fund	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	15.5% Class A; 25.9% Class I; Beneficial	17.3%
ING Real Estate Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	9.2% Class B; 13.8% Class C; Beneficial	0.3%
ING Real Estate Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA6 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	11.8% Class C; Beneficial	0.1%
ING Real Estate Fund	Saxon & Co FBO 40-40-090-9999464 PO Box 7780-1888 Philadelphia, PA 19182-0001	12.1% Class I; Beneficial	5.%
ING Real Estate Fund	Bentley College 175 Forest St Waltham, MA 02452-4705	7.2% Class I; Beneficial	3.0%
ING Real Estate Fund	Vanguard Fiduciary Trust Company PO Box 2600 Valley Forge, PA 19482-2600	7.1% Class I; Beneficial	3.0%
ING Real Estate Fund	NFS LLC FEBO Bank of America NA St Jos Hlth Svcs RI R P-ING 8515218 PO Box 831575 Dallas, TX 75283-1575	6.6% Class I; Beneficial	2.8%
ING Russia Fund	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 101 Montgomery St San Francisco, CA 94104-4151	8.4%; Beneficial	8.4%
ING Russia Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA6 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	5.6%; Beneficial	5.6%

ING Russia Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.1%; Beneficial	5.1%
ING Senior Income Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	56.5% Class Q; Beneficial	3.4%
ING Senior Income Fund	Prudential Investment Management Services LLC FBO Mutual Fund Clients Attn Pruchoice Unit 194 Wood Ave S Iselin, NJ 08830-2710	15.3% Class Q; Beneficial	0.9%
ING SmallCap Opportunities Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	26.4% Class A; 17.7% Class B; 46.6% Class C; Beneficial	29.2%
ING SmallCap Opportunities Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	6.5% Class A; 6.6% Class B; 6.7% Class C; Beneficial	6.4%
ING SmallCap Opportunities Fund	NFS LLC FEBO BONY Cust for PAS Small Cap FOF Anthony Cirelli 90 Washington Street 11th Floor New York, NY 10286-0001	5.4% Class A; Beneficial	3.0%
ING SmallCap Opportunities Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	99.8% Class I; Beneficial	2.6%
ING SmallCap Opportunities Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	18.2% Class Q; Beneficial	0.0%
ING SmallCap Opportunities Fund	State Street Bk & Tr Co Cust IRA R/O Daniel Garciduenas 18104 Athol St Fontana, CA 92335-6001	17.8% Class Q; Beneficial	0.0%

ING SmallCap Opportunities Fund	Hilliard Lyons Cust for Albert E Stone IRA Portfolio Advisor 4875 Lynchburg Hwy Tullahoma, TN 37388-7945	13.0% Class Q; Beneficial	0.0%
ING SmallCap Opportunities Fund	Raymond James & Assoc Inc. FBO Harriman RH BIN# 57080799 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.6% Class Q; Beneficial	0.0%
ING SmallCap Opportunities Fund	State Street Bk & Tr Co Cust C/F The IRA of Susan Skakel Rand 106 Canaan Rd PO Box 452 Salisbury, CT 06068-0452	7.4% Class Q; Beneficial	0.0%
ING SmallCap Opportunities Fund	State Street Bk & Tr Co Cust C/F The IRA of Curtis Gordon Rand 106 Canaan Rd Salisbury, CT 06068-1600	7.4% Class Q; Beneficial	0.0%
ING SmallCap Opportunities Fund	NFS LLC FEBO FMT CO Cust IRA FBO Keykhosrow Rastegari PO Box 3574 Salinas, CA 93912-3574	6.7% Class Q; Beneficial	0.0%
ING SmallCap Opportunities Fund	NFS LLC FEBO Geo Central Inc 401K & Profit Sh Kenneth Niehaus Ttee U/A 10/01/89 3210 California Blvd Napa, CA 94558-3310	6.4% Class Q; Beneficial	0.0%
ING SmallCap Value Choice Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	14.4% Class A; Beneficial	10.1%
ING SmallCap Value Choice Fund	Charles Schwab & Co Inc 101 Montgomery Street 11th Floor San Francisco, CA 94104-4151	8.9% Class A; Beneficial	6.2%
ING SmallCap Value Choice Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.4% Class A; 8.8% Class B; 29.4% Class C; Beneficial	11.0%

ING SmallCap Value Choice Fund	MFS Heritage Trust Co Tr FBO Mustang Engineering 401K Plan Attn Sheri Rogers 16001 Park Ten Pl Houston, TX 77084-5135	6.1% Class A; Beneficial	4.3%
ING SmallCap Value Choice Fund	SEI Private Trust Company C/O M & T Bank ID 337 Attn Mutual Funds Admin One Freedom Valley Drive Oaks, PA 19456	51.2% Class I; Beneficial	4.8%
ING SmallCap Value Choice Fund	Saxon & Co FBO 40-40-090-999464 PO Box 7780-1888 Philadelphia, PA 19182-0001	46.5% Class I; Beneficial	4.4%
ING Value Choice Fund	GPC Securities Inc, Agent For MLB&T, FSB, Ttee FBO The McLane Company, Inc. Profit Sharing Plan PO Box 105779 Atlanta, GA 30348-5779	13.9% Class A; Beneficial	8.7%
ING Value Choice Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.6% Class A; 8.7% Class B; 19.5% Class C; Beneficial	10.7%
ING Value Choice Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.2% Class B; Beneficial	0.6%
ING Value Choice Fund	Morgan Keegan & Company, Inc. FBO Jean Outlaw Sherman Trustee FBO Ashley Outlaw Cunningham Living Tru DTD 6/22/95, PFD PO Box 2523 Mobile, AL 36652-2523	23.1% Class I; Beneficial	0.0%
ING Value Choice Fund	Morgan Keegan & Company, Inc. FBO Jean Outlaw Sherman Trustee FBO Charles A Cunningham III Living Tr DTD 6/22/95, PFD PO Box 2523 Mobile, AL 36652-2523	22.5% Class I; Beneficial	0.0%
ING Value Choice Fund	Morgan Keegan & Co Inc FBO 714126701 50 N Front St Memphis, TN 38103-2126	5.5% Class I; Beneficial	0.0%

APPENDIX C

LIST OF FUNDS SEEKING APPROVAL OF MANAGER-OF-MANAGERS ARRANGEMENT

ING Equity Trust

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING Funds Trust

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

ING Investment Funds, Inc.

ING MagnaCap Fund

ING Mutual Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING International Growth Opportunities Fund

ING Russia Fund

C-1

APPENDIX D

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and Chief Executive Officer

Stanley Vyner – Executive Vice President and Chief Investment Risk Officer – International Equities

Michael Roland – Executive Vice President

Lydia Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph O’Donnell – Senior Vice President and Chief Compliance Officer

Huey Falgout, Jr. – Secretary

D-1

APPENDIX E

LIST OF FUNDS WITH FUNDAMENTAL INVESTMENT OBJECTIVES

ING EQUITY TRUST

ING Financial Services Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Real Estate Fund

ING FUNDS TRUST

ING GNMA Income Fund

ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Emerging Countries Fund

ING International Growth Opportunities Fund

ING International SmallCap Fund

ING Russia Fund

ING SENIOR INCOME FUND

ING Senior Income Fund

E-1

APPENDIX F

AMENDMENT TO ARTICLE VIII, SECTION 8.4 OF ING EQUITY TRUST DECLARATION OF TRUST

Merger, Consolidation and Sale of Assets. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders of the Trust or Series called for the purpose by the affirmative vote of the holders of a majority of the Shares of the Trust or Series voted in person or by proxy at such meeting. The Trustees may also approve a merger or consolidation of any Series, by the affirmative vote of a majority of the Trustees, without seeking the vote or consent of Shareholders of the Trust, upon the determination that: (a) the merger or consolidation is only between or among one or more Series of the Trust; and (b) the merger or consolidation is in the best interests of the Trust and Shareholders; and (c) the merger or consolidation is approved by a majority of the disinterested Trustees; and (d) the interests of Shareholders will not be diluted by the merger or consolidation; and (e) the distribution fees authorized to be paid by Series created as a result of the merger or consolidation (the “Surviving Series”), pursuant to a plan adopted in accordance with §270.12b-1 are no greater than the distribution fees authorized to be paid by the Trust pursuant to such a plan; and (f) no policy of the Trust or Series being merged or consolidated, which under section 13 of the 1940 Act could not be changed without a vote of a majority of the Shares, is materially different from a policy of the Surviving Series; and (g) there is no material difference between the terms of the advisory contract(s) of the Series being merged or consolidated and of the Surviving Series, except for the identity of the parties to any such advisory contract(s); and (h) after the merger or consolidation, a majority of the elected disinterested Trustees of the Trust will constitute a majority of the disinterested Trustees of the Surviving Series; and (i) the Surviving Series is a registered investment company or a Series thereof.”

F-1

Appendix G

CHARTER

OF THE

ING FUNDS

AUDIT COMMITTEE

Effective Date:	May 29, 2003
Last Approved:	November 9, 2006
Addendum Last Approved:	March 16, 2006

Charter

of the

ING Funds

AUDIT COMMITTEE

A.            Establishment of the Committee

The Audit Committees (collectively, the “Committee”) of each of the Boards of Directors/Trustees(1) (collectively, the “Board”) of the ING Funds (each a “Fund,” collectively, the “Funds”(2)) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this “Charter”).

B.            Purpose

The purpose of the Committee is to (1) oversee each Fund’s accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund’s independent auditors and the full Board.

The function of the Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds’ financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds’ financial statements.

In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds’ financial statements or any professional certification as to the independent auditors’ work. Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and

(1)           These include:  the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A (the “Unified Board”); and the Boards of Directors or Trustees of each of the Funds set listed under Paragraph II on Exhibit A (the “ING Funds (former Aetna) Board”).

(2)           Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue.  No provision in this Charter is intended to impose any duty upon a particular Fund’s Committee with respect to any other Funds.

organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds’ trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds. The Committee may also seek to meet with internal audit staff of the Funds’ investment adviser, administrator or accounting agent. The Committee may meet with any such persons without the participation of any other representatives of Fund management.

C.                                    Meetings

The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require. In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

D.            Committee Members; Audit Committee Financial Expert

1.             Members. The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership. The Board will review and consider Committee membership annually. No “interested person” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) may be a member of the Committee. The Committee members may appoint a chairperson from its members.

2.             Audit Committee Financial Expert. Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board’s discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below. The Committee is not required to have an audit committee financial expert.

•                                          To be identified as an audit committee financial expert, the Committee member must have the following attributes:  (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

(c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

•                                          A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following:  (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission (“SEC”) in Form N-CSR. The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

E.                                      Pre-Approval of Services

1.             Pre-Approval of Audit Services. The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors. The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

2.             Pre-Approval of Non-Audit Services. The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(3)) provided that a Fund’s auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting

(3)           No pre-approval is required as to non-audit services provided to a Fund if:  (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

records or financial statements of the Fund; (b)  financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i)  expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(4)

3.             Pre-approval with respect to Non-Fund Entities. The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(5)) to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund. (6)  The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

4.             Delegation. The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

F.             Relationship with Auditors and Management

1.             Auditor Qualifications. The Committee will, at least annually, review the qualifications of the Funds’ independent auditors.

•                                          The Committee will inquire as to whether the auditors are independent. This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence. The Committee will secure from Fund auditors an annual representation of the auditors’ independence under applicable

(4)           With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(5)           For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if:  (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(6)           No pre-approval is required by the Committee as to non-audit services provided to:  (a) the Fund’s sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser; (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.

standards of independence established from time to time by the SEC and other regulatory and professional authorities.

•                                          The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

2.             Rotation of Audit Partners. The Committee will seek assurances that any of the auditors’ personnel who serve as lead and concurring audit partners(7) to a Fund are rotated every five years, followed by a five-year “time out” period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year “time out” period.(8)  Audit partners may not serve other Funds in the ING investment company complex during their “time out” periods.

3.             Meetings with Auditors. The Committee will meet with the Funds’ independent auditors for the purposes set out below. The Committee may determine to conduct these meetings outside the presence of Fund management.

•                                          Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits

•                                          At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors’ comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders. The Committee also will discuss with the auditors any matters of concern relating to the Funds’ financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

•                                          The Committee will receive from the auditors, at least annually and prior to filing each Fund’s annual report, the auditors’ report as to:  (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management,

(7)           “Audit Partner” means a member of a Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee.  The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund’s financial statements.

(8)                                  The rotational periods will be phased in as follows:  (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a “fresh start” for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period.  For investment companies, the SEC accepts an extended “year,” to encompass the fiscal year ends of all funds in a fund complex.

including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Funds’ annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds’ annual filing. The Committee may discuss these matters with management.

•                                          The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures. The Committee will consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.

•                                          The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

4.             Discussions with Management. The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following:  (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund’s investment adviser has internal audit staff, the staff’s objectives and resources; and (6) such other matters as the Committee deems appropriate.

5.             Changes in Accounting Principles or Practices. The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors. The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management’s and the independent auditors’ concurrence with the change and management’s or the auditors’ underlying rationale for the change. The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.

6.             Illegal Acts and Other Matters. As necessary the Committee will review with the independent auditors and management any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund’s financial statements. The

Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(9)  The Committee will report all such matters to the full Board no later than the next regular meeting of the Board. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7.             Receive Certifying Officers’ Reports. The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding:  (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.

G.            Other

1.             Review Charter. The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

2.             Counsel Reports. If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.

3.             Amendments. If the Audit Committee is composed of all of the members of the Board who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members. If the Audit Committee is composed of fewer than all of the members of the Board who are not “interested persons,” the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not “interested persons.”

4.             Board Communications. At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised

(9)           The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

of all of the independent directors/trustees of the Board.

5.             Records. A copy of this Charter will be maintained by the Funds in an easily accessible place.

ADDENDUM

to the

AUDIT COMMITTEE CHARTER

with respect to

CLOSED-END FUNDS

As an issuer listed on the New York Stock Exchange (“NYSE”), Closed-End Funds (the “Fund”) must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Therefore, the Board of Trustees of the Fund (the “Board”) has adopted this Addendum (“Addendum”) to the ING Funds Audit Committee Charter (the “Charter”). This Addendum sets forth additional requirements for the Audit Committee (the “Committee”) of the Fund. The terms and provisions of the Charter remain applicable to the Fund, as modified or supplemented by this Addendum.

A.            Purpose of the Committee

In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes:  (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements; (b) the Fund’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; and (d) the performance of any internal audit staff and the independent auditors; and (2) to prepare the report that SEC rules require be included in the Fund’s annual proxy statement.

The Committee will have the authority to engage, on the Fund’s behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties. The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter.

B.            Independence of Committee Members

1.             Independence. The Committee will have at least three members. Each such member shall not be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) and shall satisfy applicable independence standards established by the NYSE, except for any such independence standards which the NYSE has indicated need not apply with respect to closed-end investment companies that are registered under the 1940 Act.

2.             Compensation. The only compensation a Committee member may receive from the Fund is directors’ or trustees’ fees, provided that a Committee member who is a former employee of the Fund or its investment adviser may receive deferred compensation if the deferred compensation is not contingent on continued service.

C.            Relationship with Independent Auditors

1.             Selection and Termination of Independent Auditors. The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee. The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement. The Committee will set clear hiring policies for employees or former employees of the independent auditors. The Committee will also be responsible for determining auditor compensation. The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of the Fund’s independent trustees in accordance with Section 32(a) of the 1940 Act.

2.             Significant Non-audit Relationships. The Committee will have sole authority to approve any significant non-audit relationships with the Fund’s independent auditors.

3.             Rotation of Auditors. In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of the Fund’s independent auditing firm.

4.             Annual Auditors’ Report. At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors’ independence. The Committee also will consider any reports or communications (and management’s responses to such reports or communications) submitted by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

D.            Discussions with Auditors and Management

1.             Annual Financial Statements. The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds’ disclosures under “Management’s Discussion of Fund Performance.”

2.             Press Releases and Other Information. The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.             Risk Management. The Committee will discuss with management and the independent auditors policies with respect to risk assessment and risk management. The Committee will report any material risks of a type not previously approved by the Board identified during such discussions to the Board.

4.             Ongoing Dialogue. The Committee periodically will meet with management, with any internal audit staff of the Fund and with the independent auditors. The Committee will review with the independent auditor any audit problems or difficulties and management’s response.

E.             Other

1.             Establishment of Procedures. The Committee will establish procedures for:  (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting, internal control or auditing matters.

2.             Self-Evaluation. The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities.

3.             Written Affirmation. The Board shall establish procedures for the Fund’s providing a “Written Affirmation” to the NYSE at the time of any changes in the composition of the Committee, and on an annual basis within one month of the Fund’s annual shareholder meeting regarding:  (a) any determination that the Board has made regarding the independence of directors/trustees in accordance with Rule 303.01(B)(3) of the NYSE Listed Company Manual; (b) the financial literacy of Committee members; (c) the determination that at least one Committee member has accounting or related financial management expertise; and (d) the annual review and reassessment of the adequacy of the Charter and this Addendum.

4.             Reporting. The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund.

5.             Board Communications. The Committee will periodically report to the Board.

Exhibit A

I.              Funds under the direction of the Unified Board:

ING INVESTORS TRUST

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

II.            Funds under the direction of the ING Funds (former Aetna) Board:

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUNDS

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

Exhibit B

List of Audit Committee Members

UNIFIED Board:

J. Michael Earley	Independent Director and Chair
Patrick W. Kenny	Independent Director
Roger B. Vincent	Independent Director
David W.C. Putnam	Independent Director
Sheryl K. Pressler	Independent Director

ING FUNDS (former Aetna) Board:

Joseph E. Obermeyer	Independent Director and Chair
Corine T. Norgaard	Independent Director and Vice Chair
Maria T. Fighetti	Independent Director
Albert E. DePrince, Jr.	Independent Director
Sidney Koch	Independent Director
Edward T. O’Dell	Independent Director

Appendix H

ING FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.              Purpose:

The Nominating and Governance Committee (the “Committee”) is a committee of the ING Funds Board of Directors and Trustees (the “Board”). The Board hereby delegates to the Committee the duty:  (1) to identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Funds (“Independent Board Members”) as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”); (2) to evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Fund (“Interested Persons”) as that term is defined by the 1940 Act; (3) to review periodically the workload and capabilities of Independent Board Members and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted; (4) to monitor regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities, the creation of additional committees or changes to other Trustee policies and procedures in light of rule changes and  reports concerning “best practices” in corporate governance;  (5) in consultation with the Chair of the Board, to review periodically the compensation of the Independent Board Members and to recommend any changes for the consideration by the Independent Board Members; (6) to oversee the Board’s annual self-evaluation process; and (7) to perform such other duties as may from time to time be assigned by the Board or by the Board Chair.

II.            Committee Composition:

The Committee shall be comprised of four or more Board members as determined from time to time by the Board. Each member of the Committee shall be an Independent Board Member. The Board shall elect Committee members at least annually. Any member of the Board may nominate candidates for such positions. The Committee shall select one of its members to be the Chairperson at least annually. Committee members and the Chairperson can serve as many consecutive terms as the Board and the Committee, respectively, deem appropriate.

III.           Meetings:

The Committee shall meet at least twice a year. Meetings may be in person or by telephone, and may be called by the Chairperson or a majority of Committee members with reasonable advance notice. The Committee shall maintain minutes of its meetings. A quorum shall consist of a majority of Committee members.

IV.           Committee Operations:

The functions of the Committee shall be to identify appropriate people to serve as Independent Board Members and to oversee the governance practices of the Board of

Trustees. As necessary or appropriate, the Committee shall recommend to the Board one or more candidates for Board membership, based on its research of the people suggested to it or identified by it as potential candidates. Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership. The Chairperson shall maintain records of any research performed by or on behalf of the Committee to determine and evaluate candidate qualifications and relative rankings. Such information shall be provided to the Board upon its request.

The Committee has the primary responsibility for recommending action to the full Board if it identifies concerns that relate to the Board’s size, composition, committee structure, the number of Funds under its jurisdiction or overall governance processes. Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board’s performance, efficiency and effectiveness. Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members.

In the event of a proposed acquisition of a fund group by ING Funds (or a consolidation of a fund group with the ING Funds), the Committee will investigate the proposal and determine whether to recommend to the ING Funds’ Board that any of such fund group’s board members be added to the ING Funds’ Board. The Committee shall investigate the backgrounds of such fund group’s board members and rank them in terms of suitability and compatibility for the Board’s consideration. The Committee would have primary responsibility for recommendations regarding changes in general governance processes or structures, for consideration by the full Board.

The Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Funds at which persons are to be proposed for election to the Board. Other than actions described above with regard to a fund acquisition, such recommendations are expected to take place primarily in the context of any Fund that, due to its listing on a national exchange, is required to have annual shareholders meetings at which Board members are elected. Absent circumstances warranting different action, the Board expects that such nominations shall be made in a manner designed to maintain common Board membership with the other Funds.

Prior to conveying any recommendations contemplated by this Charter to the full Board of the ING Funds, the Committee shall consult with the other Independent Board Members regarding such recommendations and articulate the basis for its proposed recommendations.

V.            Criteria for Selecting Nominees:

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. Thus, depending on the Committee’s perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position. For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.

In order to facilitate the nominating process, the Committee shall produce and, as appropriate, update a “Proposed Nominee Criteria List and Rating Scale” (the “Criteria List”) to be completed with respect to every person who wishes to be considered for nomination as a Board member. The Criteria List shall include a listing of those qualities that the Committee believes are essential or desirable for any nominee for a particular Board vacancy. The results of ratings derived from the Criteria List shall not be determinative of which person shall be nominated by the Committee because individual Committee members (or the Committee as a whole) can decide to assign different weightings to different qualities and attributes set forth in the Criteria List.

VI.           Submissions by Shareholders of Potential Nominees:

The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section V above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3) submit character references and agree to appropriate background checks;

(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6) if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

VII.         Evaluation of Candidates for Nomination as Interested Board Members:

The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VIII.        Outside Service Providers:

The Committee is authorized to retain the services of outside service providers (such as executive search firms, consultants or legal counsel) to assist it in performing the foregoing duties, and the reasonable costs of such service providers shall be borne by the Funds.

Dated:  February 2005

FUNDS	3 EASY WAYS TO VOTE YOUR PROXY
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034	Vote by Phone: Call toll-free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-line directions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

999 999 999 999 99 ß	If you vote via phone or Internet, you do not need to return your Proxy Ballot.

FUNDNAME PRINTS HERE	PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 25, 2007
INSURANCE NAME PRINTS HERE	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on October 25, 2007 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and
return it promptly in the enclosed envelope.
Date

Signature(s) (if held jointly)	(Sign in the Box)

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

ING UnifiedRetaillg

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
ORIGINAL 2-UP OVSZ 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG) REVISION #1 08-20-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2.	Not Applicable

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR1

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
1 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG) REVISION #1 08-20-07 JM REVIEW #1 8-20-07 KD REVISION #2 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR2

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE

2 OF 8 BACKS

ORIGINAL 2-UP OVSZ 08-14-07 JM

LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG)

REVIEW #1 08-14-07 JM

REVISION #1 08-20-07 JM

REVIEW #2 8-21-07 KD

REVISION #2 08-29-07 JM

REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR3

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
3 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG) REVISION #1 08-20-07 JM REVIEW #1 8-21-07 KD REVISION #2 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

5.	Not Applicable

6.	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.						☐	☐	☐

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR4

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE

4 OF 8 BACKS

ORIGINAL 2-UP OVSZ 08-14-07 JM

LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG)

REVIEW #1 08-14-07 JM

REVISION #1 08-20-07 JM

REVIEW #1 8-21-07 KD

REVISION #2 08-29-07 JM

REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.						☐	☐	☐

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR5

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE

5 OF 8 BACKS

ORIGINAL 2-UP OVSZ 08-14-07 JM

LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG)

REVIEW #1 08-14-07 JM

REVISION #1 08-20-07 JM

REVIEW #1 8-21-07 KD

REVISION #2 08-29-07 JM

REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	To approve modifications to ING GNMA Income Fund’s fundamental investment restriction governing borrowing.						☐	☐	☐

5.	To approve modifications to ING GNMA Income Fund’s fundamental investment restriction regarding lending.						☐	☐	☐

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR6

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE

6 OF 8 BACKS

ORIGINAL 2-UP OVSZ 08-14-07 JM

LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG)

REVIEW #1 08-14-07 JM

REVISION #1 08-20-07 JM

REVIEW #1 8-21-07 KD

REVISION #2 08-29-07 JM

REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR7

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE

7 OF 8 BACKS

ORIGINAL 2-UP OVSZ 08-14-07 JM

LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG)

REVIEW #1 08-14-07 JM

REVISION #1 08-20-07 JM

REVIEW #1 8-21-07 KD

REVISION #2 08-29-07 JM

REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.						☐	☐	☐

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedRetail lgR8

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
8 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED RETAIL 2007 LG) REVISION #1 08-20-07 JM REVIEW #1 8-21-07 KD REVISION #2 08-29-07 JM

PROXY TABULATOR
P.O. BOX 9112	VOTE TODAY BY MAIL,
FARMINGDALE, NY 11735	TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697
OR LOG ON TO WWW.PROXYWEB.COM

ß	EACH CONTRACT OWNER’S VOTE IS IMPORTANT!
PLEASE VOTE YOUR FORM TODAY!

FUND NAME PRINTS HERE	VOTING INSTRUCTION FORM FOR
INSURANCE COMPANY NAME PRINTS HERE	A MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE	TO BE HELD ON THURSDAY, OCTOBER 25, 2007
INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby authorizes the above-referenced Insurance Company (the “Company”) to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 25, 2007 and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL. If you fail to return this Voting Instruction Form or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account, if applicable.

Voting Instruction Form must be signed and dated below.

Dated 2007

Signature(s) (if held jointly)	(Please sign in box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. One or more joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

VIC ING Unified Retail KW

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
COMMON FRONT / 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2.	Not Applicable

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KW R1

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
1 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KW R2

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
2 OF 8 BACKS
ORIGINAL 2-UP OVSZ 08-30-07 JM
KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KWR3

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
3 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

5.	Not Applicable

6.	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.						☐	☐	☐
	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KW R4

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
4 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.						☐	☐	☐

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KW R5

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
5 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	To approve modifications to ING GNMA Income Fund’s fundamental investment restriction governing borrowing.						☐	☐	☐

5.	To approve modifications to ING GNMA Income Fund’s fundamental investment restriction regarding lending.						☐	☐	☐

6.	Not Applicable
	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KW R6

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
6 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

							☐	☐	☐

3.	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

5.	Not Applicable

6.	Not Applicable
	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KW R7

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
7 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	Not Applicable

4.	Not Applicable

5.	Not Applicable

6.	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.						☐	☐	☐
	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedRetail KW R8

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2665-LETG
ING GR3 #210	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED RETAIL #MULTIPLE
8 OF 8 BACKS ORIGINAL 2-UP OVSZ 08-30-07 JM KRISTEN (ING COMPLEX WIDE UNIFIED RETAIL VIC 2007 KW)